UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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☒	No fee required.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300

San Diego, CA 92130

(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 25, 2016

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, or Adamis, a Delaware corporation, will be held at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, on Wednesday, May 25, 2016, at 1:00 p.m., Pacific Standard Time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve amendments to the Company's 2009 Equity Incentive Plan (the "Plan") to increase by 4,500,000 shares the number of shares authorized for issuance thereunder and to make certain other amendments to the Plan as described in the Proxy Statement;

3.	To approve an award of 350,000 restricted stock units under the Plan to our non-employee directors, with terms as described in more detail in the Proxy Statement;

4.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2016; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock (the “Common Stock”), our Series A Convertible Preferred Stock (“Series A Preferred”) or our Series A-1 Convertible Preferred Stock ("Series A-1 Preferred" and together with the Series A Preferred, sometimes referred to as the "Series Preferred") at the close of business on April 13, 2016 (the “Record Date”), will be entitled to notice of the Meeting or any adjournments or postponements thereof. Each share of Common Stock and Series Preferred is entitled to one vote at the Meeting subject, in the case of the Series Preferred, to the Beneficial Ownership Limitation described in the Proxy Statement. The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days before the Meeting for any purpose germane to the Meeting, at our principal executive offices at 11682 El Camino Real, Suite 300, San Diego, California 92130, by contacting our Secretary.

Whether you plan to attend the Meeting in person or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save us additional expenses of soliciting proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2016.

In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

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Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2015, which is being provided as our Annual Report to Stockholders. These materials are also available on the website: http://www.adamispharmaceuticals.com.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
April 22, 2016

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE
ENCLOSED ENVELOPE.

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ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA 92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company or Adamis, of proxies to be voted at the Annual Meeting of Stockholders, or the “Meeting,” to be held at 1:00 p.m., Pacific Standard Time, on Wednesday, May 25, 2016 at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and at any adjournments or postponements thereof.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary.

The Meeting has been called to consider and take action on the following proposals:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve amendments to the Company's 2009 Equity Incentive Plan (the "Plan") to increase by 4,500,000 shares the number of shares authorized for issuance thereunder, and to make certain other amendments to the Plan as described in more detail in this Proxy Statement;

3.	To approve an award of 350,000 restricted stock units under the Plan to our non-employee directors, with terms as described in more details in this Proxy Statement;

4.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2016; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and our telephone number is (858) 997-2400. The approximate date on which this Proxy Statement and the proxy card are first being sent or given to stockholders is April 28, 2016.

Record Date and Shares Outstanding

Stockholders of record at the close of business on April 13, 2016 (the “Record Date”) are entitled to notice of the meeting. At the Record Date, 15,077,600 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting, 1,009,021 shares of our Series A Convertible Preferred Stock (“Series A Preferred”) were issued and outstanding and 1,183,432 shares of our Series A-1 Convertible Preferred Stock ("Series A-1 Preferred" and together with the Series A Preferred, sometimes referred to as "Series Preferred") were issued and outstanding, with the Series Preferred entitled to an aggregate of 270,995 votes at the Meeting.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to our Secretary, or by voting at the Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Voting Rights

Only holders of record of Common Stock, Series A Preferred and Series A-1 Preferred at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. The Series A Preferred and Series A-1 Preferred will vote together with the Common Stock on all matters to be voted upon at the Meeting. Each share of Series A Preferred and Series A-1 Preferred is entitled to one vote on all matters to be voted upon at the Meeting, subject to the Beneficial Ownership Limitation described below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock, Series A Preferred and Series A-1 Preferred entitled to vote at the Meeting, considered together (in the case of the Series Preferred, subject to the Beneficial Ownership Limitation) on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

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Under the terms of the Company’s Certificates of Designation of Preferences, Rights and Limitations for the Series A Preferred and the Series A-1 Preferred, the number of shares of Common Stock into which the Series A Preferred and Series A-1 Preferred are convertible and the corresponding number of votes that a holder of Series A Preferred and Series A-1 Preferred is entitled to by virtue of ownership of shares of Series A Preferred and Series A-1 Preferred are limited to that number of shares of Common Stock which would result in the stockholder having an aggregate individual beneficial ownership of  no more than 4.99% individually and together with any affiliated stockholders 9.99%, of the total issued and outstanding shares of Common Stock (the “Beneficial Ownership Limitation”).

Broker Non-Votes

If you do not give instructions to your bank or broker within ten days of the Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors (Proposal 5) is a routine matter, while the election of our directors (Proposal 1), the approval of the proposed amendments to our 2009 Equity Incentive Plan (Proposal 2), the approval of the proposed restricted stock unit equity awards to our non-employee directors under the plan (Proposal 3), and the advisory vote on executive compensation (Proposal 4), are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.	Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2016 Annual Meeting of Stockholders (the “Meeting”), which is to be held on Thursday, May 25, 2016 at 1:00 p.m. (Pacific Time), or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.	What am I voting on?

You are voting on the following matters:

1.	Election of five directors (Dennis J. Carlo, Ph.D., William Denby, III, David J. Marguglio, Robert B. Rothermel, and Richard C. Williams) for a term ending at the next annual meeting of stockholders.

2.	Approval of an amendment to the Company's 2009 Equity Incentive Plan (the "Plan") to increase by 4,500,000 shares the number of shares authorized for issuance thereunder, and to make certain other amendments to the Plan as described in more detail in this Proxy Statement.

3.	Approval of an award of 350,000 restricted stock units under the Plan to our non-employee directors, with terms as described in more detail in this Proxy Statement.

4.	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (“SEC”).

5.	Ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2016.

6.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Who is entitled to vote?

Only stockholders of record of Common Stock, Series A Preferred and Series A-1 Preferred at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting. Each share of Common Stock, Series A Preferred and Series A-1 Preferred is entitled to one vote at the Meeting (subject, in the case of the Series A Preferred and Series A-1 Preferred, to the Beneficial Ownership Limitation).

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Q.	How do I vote?

Vote by Mail: Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet: If you are a holder of record of shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is http://www.proxyvote.com and it is also listed on the proxy card. Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m., (Eastern Standard Time), on May 24, 2016. If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee. Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Vote in Person: Sign and date the proxy you receive and return it in person at the Meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the Meeting in person, however, you will need to bring the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Standard Time) on May 24, 2016.

Q.	Can I access the proxy materials and annual report electronically?

This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2015, are available on the website: http://www.adamispharmaceuticals.com.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary of the Company a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.	How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q.	What is the process for admission to the Meeting?

If you are a record owner of your shares, you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.	What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of the total of (i) the number of shares of Common Stock outstanding plus (ii) shares representing the total number of votes that the holders of Series A Preferred and Series A-1 Preferred have, on the Record Date will constitute a quorum. On the Record Date, there were 15,077,600 outstanding shares of Common Stock and 1,009,021 shares of Series A Preferred and 1,183,432 shares of Series A-1 Preferred which holders of Series A Preferred have an aggregate of 270,995 votes which they are entitled to vote at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

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Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. For approval of Proposal No. 2 to approve amendments to our 2009 Equity Incentive Plan, Proposal No. 3 to approve restricted stock unit awards under the Plan to each of our non-employee directors, the advisory Proposal No. 4 concerning executive compensation, Proposal No. 5 to ratify the selection of Mayer Hoffman McCann PC, and any proposal to adjourn the Meeting, the affirmative vote of a majority of the votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be required (and, in the case of Proposal No. 3 excluding shares held by our non-employee directors).

Q.	How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Adamis. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Adamis is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.	What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the ratification of auditors.

Q.	May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the Meeting. If you are not a record holder, however, you may not vote your shares in person at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR the election of the five nominated directors;

•	FOR the proposal to amend our 2009 Equity Incentive Plan to increase by 4,500,000 shares the number of shares of Common Stock that may be issued under the Plan and to make the other amendments to the Plan that are described in this Proxy Statement;

•	FOR the proposal to approve an award of 350,000 restricted stock units under the Plan to our non-employee directors, with terms as described in this Proxy Statement;

•	FOR the proposal to approve the compensation of our named executive officers; and

•	FOR ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2016.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

PROPOSAL 1
ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board of Directors (the “Board”) has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

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Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

The ages, principal occupations, current directorships and any directorship held during the past five years, and certain other information with respect to the nominees, are shown below as of the Record Date.

		DIRECTOR
NAME	AGE	SINCE	PRINCIPAL OCCUPATION/POSITION WITH ADAMIS
Dennis J. Carlo, Ph.D.	72	2009	President, Chief Executive Officer and Director
William C. Denby, III	61	2014	Consultant, Director
David J. Marguglio	45	2009	Senior Vice President of Corporate Development, Director
Robert B. Rothermel	72	2014	Consultant, Director
Richard C. Williams	72	2014	Consultant, Director, Chairman of the Board

Dennis J. Carlo, Ph.D. Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and the corporation that now is a wholly-owned subsidiary of the company, Adamis Corporation (“Old Adamis”). Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009. From 2003 to 2006, he served as president of Telos Pharmaceuticals, a private biotechnology company. From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly & Co in 1985. After the sale to Lilly, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002. Before then, he held various positions with life science companies, including Merck & Co. Dr. Carlo received a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

William C. Denby, III. Mr. Denby became a director of the Company in August 2014. From 2002-2014, Mr. Denby was Senior Vice President, Commercial Operations at Santarus, Inc. which was acquired by Salix Pharmaceuticals. Inc. in January of 2014. At Santarus, he directed all commercial functions including Sales, Marketing, Market Research, Customer Service, Managed Care, New Product Planning and other various functions. Prior to Santarus, he was Senior Vice President, Commercial Operations and Senior Vice President, Sales and Marketing at Agouron Pharmaceuticals, Inc. Earlier in his career, he spent approximately 20 years in various leadership management roles at Marion Merrell Dow, Inc. Mr. Denby has a Bachelor of Arts degree in English and Business from State University of New York at Fredonia and a Masters of Business Administration from Rockhurst College.

David J. Marguglio. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis. Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009. From 1996 to 2006, he held various positions with Citigroup Global Markets, Smith Barney and Merrill Lynch. Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm. He received a degree in finance and business management from the Hankamer School of Business at Baylor University.

Robert B. Rothermel. Mr. Rothermel became a director of the Company in August 2014. Mr. Rothermel is a partner with a private investment and management firm, CroBern Management Partnership, which works within the health care industry. Currently, he serves as a board member and chairman of the audit committee of Medcor, a private healthcare company, and has also served as a board member of Cerescan, a private brain imaging company. Prior to CroBern, Mr. Rothermel spent 37 years with Deloitte & Touche, and served as a Partner and Global Managing Director of the Enterprise Risk Services practice. He also served as a member of Deloitte & Touche’s Board of Directors, the firm’s Global Assurance and Advisory Management Committee, the U.S. Management Committee and chaired the firm’s Partner Compensation Committee. He also served as a director of Cellegy from January 2004 until its merger with Old Adamis in April 2009 and was Chair of the audit committee of Cellegy. Mr. Rothermel has a Bachelor of Science degree in Business Administration from Bowling Green State University.

Richard C. Williams. Mr. Williams became a director and Chairman of the Board in August 2014. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams served in a number of progressively responsible operational and financial management positions with multinational firms. These firms included American Hospital Supply Corporation, UNC Resources, Abbott Laboratories, Field Enterprises and Erbamont NV. Mr. Williams has served as a director and Vice Chairman of Strategic Planning for King Pharmaceuticals. Prior to King, he served as Chairman and a director of Medco Research before Medco was acquired by King Pharmaceuticals. Mr. Williams has also served as a director of several other public and private companies, several as Chairman including Ista Pharmaceuticals, Vysis Pharmaceuticals, Immunemedics, EP Medical and Cellegy Pharmaceuticals, Inc. Mr. Williams served as a director of Cellegy from November 2003 to April 2009, and was Chairman of Cellegy from November 2003 to April 2009, when Cellegy merged with Old Adamis, which was then named Adamis Pharmaceuticals Corporation, and changed its corporate name to Adamis Pharmaceuticals Corporation. Following the merger, Mr. Williams served as Chairman of the Company until June 2009. He served as a director of Ista Pharmaceuticals from December 2002 to June 2012 and as Chairman of the Board from July 2004 to June 2012, when Ista was acquired. He was a member of the Listed Company Advisory Committee of New York Stock Exchange. Mr. Williams received a Bachelor of Arts degree in Economics from DePauw University and a Masters of Business Administration from the Wharton School of Finance.

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Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We believe that our Board is composed of a group of leaders in their respective fields. Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing and commercial transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Dennis J. Carlo, Ph.D., brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of Adamis gained from his position as chief executive officer of the Company.

William C. Denby, III brings his extensive leadership, business and scientific knowledge of the life science and pharmaceutical industries, including his service as an executive officer of private and public biotechnology companies.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of Adamis gained from his position as an officer of the Company.

 Robert B. Rothermel brings his extensive public accounting and financial background and experience by virtue of his many years of service as a partner and in senior capacities with Deloitte & Touche, and his past service on the boards of directors of public and private life science and healthcare companies.

Richard C. Williams brings his extensive leadership, business, financial and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies and the knowledge gained from consulting to companies and investors in the biotechnology, pharmaceuticals and life science areas, as well as his previous experience working in senior capacities at large pharmaceutical companies.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ. In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company’s independent registered public accounting firm. Based on its review, the Board determined that each member of the board of directors, other than Dr. Carlo and Mr. Marguglio who are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

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Meetings of Our Board

Our Board met seven times during the fiscal year 2015. Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he served. Our Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the directors attended last year’s annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Currently, Mr. Williams, an independent director, serves as Chairman of the Board. The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company. We are exposed to a number of risks, including financial risks, strategic and operational risks and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures. Our Board of Directors is currently comprised of five directors, three of whom are independent. The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees. All of the members of each committee are independent directors. Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. Our independent directors meet in executive session without the presence of management in connection with regularly scheduled Board meetings. Each of our Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee periodically reviews enterprise risks with the goal of ensuring that our compensation programs do not encourage excessive risk-taking and our Nominating and Governance Committee oversees risks related to governance issues.

Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, legal and regulatory compliance, investment policies, employment policies and executive compensation plans and arrangements. Our Audit Committee also serves as the contact point for employees to report corporate compliance issues. Our Audit Committee regularly reviews with our Board any issues that arise in connection with such topics. Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

Our Board has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee. The members of each committee are Richard C. Williams, William C. Denby, III and Robert B. Rothermel. Mr. Rothermel is Chair of the Audit Committee; Mr. Williams is Chair of the Compensation Committee; and Mr. Denby is Chair of the Nominating and Governance Committee. Copies of the charter of each committee are attached as appendices to this Proxy Statement.

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Audit Committee

The Audit Committee is responsible to oversee our accounting and financial reporting processes and the audits of our financial statements.  The Audit Committee assists the full Board in its general oversight of our compliance with legal and regulatory requirements, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Subject to an approved charter, the responsibilities of the Audit Committee also include reviewing and monitoring the integrity of our accounting practices, internal control systems, financial reporting processes and our financial statements, monitoring the independence and performance of our independent auditor, and providing an avenue of communication among the independent auditor, our management and our Board.  The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.  The Audit Committee also reviews and approves related party transactions. The Board has determined that each member of the Audit Committee is “independent” as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Rothermel and Mr. Williams qualify as an “audit committee financial expert” as defined in such regulations.

The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from Adamis. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. In addition, the Audit Committee reviews our budget and capital requirements, and reports its recommendations to the full Board for approval and to authorize action. The Audit Committee met and/or acted by written consent six times during the fiscal year 2015.

Compensation Committee

Principal functions of the Compensation Committee include: (i) reviewing and approving or recommending approval of compensation arrangements and levels of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; (iv) reviewing and approving or making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation and evaluating our executive officers’ performance in light of such goals and objectives; and (v) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee. Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually. The committee or the full Board ultimately makes the final decisions regarding the chief executive officer’s and the other named executive officers’ total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in any Board determinations concerning his or her compensation. With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards, often after receiving a recommendation from our chief executive officer (except in the case of awards to the chief executive officer). Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist them. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our chief executive officer usually makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our chief executive officer is a member of the Board but does not participate in Board decisions regarding any aspect of his own compensation. The Compensation Committee met and/or acted by written consent five times during the fiscal year 2015.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee. Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for our named executive officers, except for discussions regarding his own salary and incentive compensation.

Nominating and Governance Committee

Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation and effectiveness of the Board and its committees. The Nominating and Governance Committee met and/or acted by written consent one time during the fiscal year 2015.

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Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the committee will consider candidates proposed by stockholders. Stockholders may submit a candidate’s name and qualifications to the Board by mailing a letter to the attention of Dennis J. Carlo, Ph.D., Chief Executive Officer, Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, and providing the information required by the Company’s bylaws along with any additional supporting materials the security holder considers appropriate. The committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The criteria which will be applied include: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of Adamis, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the SEC and the NASDAQ listing standards. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors. The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

Stockholder Communications with the Board

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Adamis Pharmaceuticals Corporation, Attention: Secretary, at our office in San Diego, California. Communications will be forwarded to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Chief Financial Officer. The Company intends to disclose any amendment to, or a waiver from, a provision of its code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its code of business conduct and ethics, through reports on Form 8-K filed with the SEC or by posting such information on its website, www.adamispharma.com.

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PROPOSAL 2

APPROVAL OF AMENDMENTS TO THE 2009 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE PLAN AND MAKE OTHER AMENDMENTS TO THE PLAN

The Board adopted the 2009 Equity Incentive Plan (the “Plan”) on February 6, 2009. The Plan will terminate on February 6, 2019, unless terminated earlier by the Board. The Plan was approved by our stockholders on March 23, 2009. In December 2013, we effected a 1-for-17 reverse split of the Common Stock. Pursuant to the reverse stock split, share and per-share amounts relating to the Plan and awards made under the Plan were proportionately adjusted. Share amounts in the discussion below reflect post-reverse split share and per share amounts.

The Board of Directors has approved amendments to the Plan, subject to stockholder approval. The amendments include the following proposed changes to the Plan:

•	Increase by 4,500,000 shares the number of shares authorized under the Plan;

•	Amend the Plan to clarify the authority of the Plan administrator to provide for vesting of options and other awards under the Plan upon the occurrence of certain events constituting termination of continuous service of the Plan participant to the Company, including upon death, disability or termination without cause;

•	Increase the number of shares that may be covered by awards made to an employee during a calendar year, for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code");

•	Increase the number of shares that may be issued upon the exercise of incentive stock options under the Plan from 4,117,647 shares to 20,000,000 shares; and

•	Amend the Plan provisions relating to annual option awards to non-employee directors to increase the number of shares covered by the succeeding annual option awards to a non-employee director from 20,000 to 30,000.

Approval of Amendment to Increase the Size of the Plan Pool by 4,500,000 Shares

The Plan originally included a reserve of 411,765 shares of Common Stock (the “Share Reserve”) that may be issued pursuant to equity awards (the “Stock Awards”) under the Plan. At the 2014 annual meeting of stockholders, the stockholders approved an increase of 1,000,000,shares in the number of shares authorized for issuance under the Plan and also approved certain amendments and changes to the Plan. A copy of the Plan, as proposed to be amended, is attached hereto as Appendix A. In addition, under the provisions of the Plan, the number of shares of Common Stock available for issuance under Stock Awards pursuant to the Plan automatically increases on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies.

As of the date of this Proxy Statement, the total number of shares of Common Stock constituting the Share Reserve, including both shares that are issuable upon exercise or settlement of outstanding options and other awards, as well as shares that are available to be issued pursuant to future grants or awards under the Plan, is 3,733,685 shares, plus shares that may become available for future issuance upon the termination, expiration or cancellation of outstanding awards. Pursuant to the provisions of the Plan, effective January 1, 2017, the Share Reserve will be increased by 5% of the number of outstanding shares of Common Stock on that date (or such lower amount as the Board may determine). Based on the number of shares of Common Stock outstanding on the Record Date, the number of shares in the Share Reserve would be increased by an additional of approximately 753,880 shares effective January 1, 2017. As of March 31, 2016, 3,101,830 shares were subject to outstanding stock options awards under the Plan with a weighted average exercise price of $5.12 and a weighted average remaining life of 8.50 years, 5,590 shares were issuable upon the vesting of outstanding restricted stock units granted under the Plan, and 626,265 shares remained available to be issued pursuant to awards that may be granted in the future. As of the Record Date, a total of 15,077,600 shares of Common Stock were outstanding.

If this Proposal is approved, the total number of shares that are authorized to be issued under the Plan would be increased by 4,500,000 shares. The total number of shares that may be issued under the Plan would continue to be subject to future annual increases pursuant to the provisions of the Plan, as described above.

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Reasons for Seeking Stockholder Approval

As previously reported in our SEC filings, in April 2016 we completed our acquisition of US Compounding, Inc. (“USC”).  USC is a drug outsourcing facility registered under Section 503B of the U.S. Food, Drug & Cosmetic Act that provides prescription medications to patients, physician clinics, hospitals and surgery centers throughout most of the United States.

USC has over 90 employees, all of whom are eligible to receive awards under the Plan, and has consulting relationships with additional consultants or independent contractors who may be eligible to receive awards under the Plan.  In contrast, Adamis has approximately 15 full time employees. USC was a privately held company before its acquisition, no USC employees held any stock options, and the Company did not grant any stock options to USC employees in connection with the acquisition transaction.  The Company desires and intends to grant stock options to some or all USC employees, and to eligible independent contractors who provide services to or on behalf of USC, pursuant to the Company’s general guidelines for equity awards in order to give them an equity incentive to exert maximum efforts for our success and to provide incentive for them to continue to provide services to the Company or USC. The Company also generally intends to make future awards under the Plan to future employees or other eligible Plan participants who may join USC or Adamis, and to make new equity awards to existing employees, officers, directors and eligible consultants.

The Company is proposing the increase in the Share Reserve under the Plan in order to help ensure that it has sufficient shares available under the Plan to make equity awards to our employees, directors and eligible consultants in order to provide them with equity incentives in amounts that the Company and the Board deem desirable.  The approval of the amendment to the Plan will allow us to continue to grant stock options and other awards at levels determined to be appropriate by the Board or other administrator of the Plan in order to help secure and retain the services of current and new employees and eligible consultants, and to provide incentives for such persons to exert maximum efforts for our success.  Without an increase in the Share Reserve under the Plan, we would not be able to grant equity awards to these new employees and consultants in amounts that the Board may determine is desirable.  If the proposed increase in the number of authorized shares under the Plan is approved, we anticipate that we would grant a significant number of options to such USC employees and eligible consultants.

In the nine-month transition period ended December 31, 2014, the 2015 year and 2016 through March 31, 2016, the Company made equity awards under its existing equity incentive plans totaling approximately 935,100, 933,763 and 1,105,697 shares, respectively, which includes new-hire awards and awards to non-employee directors as well as awards to existing officers and employees. The footnotes to the Company’s financial statements that are included in our Transition Report on Form 10-KT for our transition period ended December 31, 2014, and our Annual Report on Form 10-K for our year ended December 31, 2015, set forth detailed information regarding the equity awards granted in each period covered by those reports, as well as the total number of outstanding shares with respect to each type of award. The following table includes information regarding awards outstanding under the Plan and shares available for future awards under the Plan as of March 31, 2016, as well as the proposed increase in shares issuable under the Plan:

	Number of shares	As a percentage of common stock outstanding as of April 13, 2016
Total shares subject to outstanding awards	3,107,420	20.61%
Total shares available for future awards	626,265	4.15%
Proposed additional shares available for future awards	4,500,000	29.85%

If stockholders do not approve this Proposal, the Company can continue to make awards under the Plan, but the Company will have fewer shares available for future equity grants, which may adversely affect our ability to grow and provide equity-based compensation to help incent and retain our existing personnel, and our ability to attract new personnel.

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Approval of Other Amendments to the Plan

Amendments to Provisions Regarding Exercisability of Options and Other Awards Following Termination of Continuous Service

             The Board has approved amendments to the provisions of the Plan regarding the vesting and exercisability of options and certain other awards that are granted under the Plan, to clarify the ability of the Board or the Compensation Committee, as administrator of the Plan, to determine the vesting of options or other awards upon a holder’s termination of continuous service to the Company (other than for "Cause," as defined in the Plan), including without Cause or by reason of death or disability.

             Under the Plan, the Board or other administrator of the Plan is granted broad authority and power to interpret the Plan and to grant awards under the Plan.  The Plan provides, in part, that the Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan: “. . . To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration . . . [and] to accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest . . . .”

               Under the current Plan provisions, if an option holder’s continuous service to the Company terminates other than for “Cause,” as defined in the Plan, or as a result of the option holder’s Disability (as defined in the Plan) or death, then an option may be exercised, "to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service ...", for the period of time specified in the Plan or such longer or shorter period as is specified in the applicable award agreement. With respect to restricted stock awards and restricted stock unit awards, the Plan administrator may impose such restrictions or conditions to the vesting of a restricted stock unit award as it, in its sole discretion, deems appropriate, and upon a participant’s termination of continuous service, the portion of the restricted stock unit award that has not vested will be forfeited, unless the administrator provides otherwise and includes different provisions in the award agreement.  The Plan generally defines continuous service as meaning that a Plan participant's service with the Company or an affiliate of the Company, whether as an employee, director or consultant, is not interrupted or terminated.

               The proposed amendments to the Plan would amend the provisions described in the preceding paragraph and other comparable provisions in the Plan to clarify the Plan administrator’s ability to provide for vesting, including accelerated vesting, of Options and other awards upon termination of continuous service by reason of death, disability or a termination without Cause so that, with respect to options, upon such a termination of service, “the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service or as otherwise set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option),” The proposed amendments would make similar clarifications with respect to other awards under the Plan.

                If the proposed amendments are approved, the Board intends after the Meeting to approve a modification to some or all outstanding options granted under the Plan to provide for accelerated vesting of the unvested portion of the option in the event of the death or Disability (as defined in the Plan) of the option holder, and the Plan administrator could also provide in individual award agreements for accelerated vesting of options or other awards upon a termination of Continuous Service without Cause (as defined in the Plan).

                The Plan gives the administrator broad discretion to establish and modify many aspects of the terms of options and other awards granted under the Plan, including terms of vesting and vesting schedules, the period of time after a termination of continuous service within which options under the Plan must be exercised before they terminate, the consequences of various events on vesting of awards, and other provisions relating to awards.  The Company believes that it is desirable to clarify the Plan administrator’s authority to establish and modify vesting schedules of options to provide for accelerated vesting of options and other awards upon certain events such as death, disability, or termination of service to the Company other than for cause.

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Approval of Amendment to the 2009 Equity Incentive Plan Regarding Section 162(m) Limitations

                The Board has approved an amendment, subject to stockholder approval, of the Plan to increase the number of shares of Common Stock that may be covered by stock awards and performance stock awards made to an employee during a calendar year, for purposes of Section 162(m) of the Code, from 500,000 shares to 5,000,000 shares.

                 Generally, we are entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. However, compensation of persons who are our “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to certain of our other most highly compensated executive officers.  Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of the performance-based compensation exemption from Section 162(m) of the Code are met.  These conditions include stockholder approval of the Plan, setting limits on the number of certain awards that any individual may receive, and establishing performance criteria that must be met in the time periods required by Section 162(m) of the Code.  For the grant of awards under a plan to qualify as “performance-based compensation” under Section 162(m) of the Code, among other things, the plan must (1) describe the employees eligible to receive such awards, (2) provide a per-person limit on the number of shares subject to stock options and performance stock awards, and the amount of cash that may be subject to performance cash awards, granted to any employee under the plan in any year and (3) include one or more pre-established business criteria upon which the performance goals for performance awards may be granted (or become vested and/or exercisable).  The Plan has been designed to permit our board to grant awards which may qualify as performance-based for purposes of satisfying these conditions, which may permit the Company to receive a federal income tax deduction in connection with such awards.

                  The current provisions of the Plan relating to the annual Section 162(m) limitations include the following provisions, among others: “No Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than five hundred thousand (500,000) shares of Common Stock”; and “The maximum number of shares that may be granted to any Participants in a calendar year attributable to Performance Stock Awards described in this Section 6(d)(i) shall not exceed five hundred thousand (500,000) shares of Common Stock.” The amendment included in this Proposal would increase that annual limit to 5,000,000 shares.

                   Stockholder approval of the amendment to the Plan will also be intended to constitute approval of terms and conditions in the Plan, as amended, that will permit us to grant stock options and performance awards under the Plan that may qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. These terms must be approved by stockholders, and accordingly we are requesting our stockholders to approve the amendment to the Plan, which includes terms regarding eligibility for awards, per-person limits on awards and the business criteria for performance awards granted under the Plan (as described below). While we believe it is in the best interests of the Company and its stockholders to preserve the ability to grant "performance-based compensation" under Section 162(m) of the Code, in certain circumstances, we may determine to grant compensation to covered employees that will not qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. Moreover, even if we intend to grant compensation that qualifies as "performance-based compensation," we cannot guarantee that such compensation ultimately will be deductible by us.

The Plan was originally adopted by the Board in February 2009, and the original Section 162(m) share limits included in the Plan were established at that time.  Giving effect to the 1-for-17 reverse split of our Common Stock in December 2013, the original number of shares that were authorized to be issued under the Plan was 411,765 shares, and the Section 162(m) limitation on annual stock awards under the Plan was 294,117 shares.  That number represented more than one-half of the total number of shares that were initially authorized to be issued under the Plan.

 The Company currently has a larger number of shares outstanding than the number of shares that were outstanding at the time that the current Section 162(m) limit in the Plan was approved.  The current annual individual award limitation could limit the Company’s ability in particular instances to grant awards under Plan in amounts that the Plan administrator deemed appropriate and in the best interests of the Company and its stockholders. The Company believes it is appropriate to increase the annual individual stock award limitation in the Plan so as not to unduly restrict the awards that may be made to an individual under the Plan during a calendar year.

Approval of Amendment to Number of Shares Issuable Upon Exercise of Incentive Stock Options

The Board has approved an amendment, subject to stockholder approval, of the Plan to increase the number of shares of Common Stock that may be issued upon exercise of incentive stock options (“ISOs”) under the Plan from 4,117,667 shares to 20,000,000 shares.  Under applicable laws and regulations of the Internal Revenue Service governing incentive stock options, a plan pursuant to which incentive stock options are granted must specify the maximum number of shares that may be issued upon exercise of ISOs granted under the Plan.

 Our Plan currently provides that the maximum number of shares that can be issued upon the exercise of ISOs under the Plan is 4,117,667 shares.  This number was established at the time that the Plan was original adopted and approved by the stockholders, and represented approximately ten times the number of shares that constituted the original 411,765 number of shares that were issuable under the Plan.

             The Company believes that it is appropriate to amend the Plan provisions regarding the maximum ISO share limit in light of the increase in the number of shares that are available for issuance under the Plan and that will be available if this Proposal is approved.

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Amendments to Automatic Non-Employee Director Option Award Provisions

Under the current provisions of the Plan relating to non-employee directors, each person who becomes a non-employee director automatically receives an initial grant of a nonstatutory option to purchase 50,000 shares of Common Stock upon such person’s election or appointment. These initial grants vest and become exercisable as to 1/36 of the total shares subject to the initial grant on each monthly anniversary of the date of grant, so long as the non-employee director remains a director, consultant or employee of the Company.  In addition, any person who is a non-employee director immediately after the annual meeting of our stockholders is automatically granted, on the day after the annual meeting date, a nonstatutory option to purchase 20,000 shares of Common Stock, referred to as a “Succeeding Grant.”  These annual grants vest and become exercisable as to 1/12 of the total shares subject to the option on each monthly anniversary from the grant date as long as the non-employee director remains a director, consultant or employee of the Company.  In the event of certain corporate transactions, including change in control transactions, the vesting of options held by non-employee directors whose service has not terminated generally will be accelerated in full.  If the director ceases to serve as a director as a result of the change in control transaction, or ceases to serve as a director for other reasons such as death or disability, the director will have 12 months from the date of cessation of service within which to exercise the option.

As part of the proposed amendments to the Plan, the Company proposes to amend the automatic non-employee director grant provisions to increase the number of shares covered by the Succeeding Grants from 20,000 shares to 30,000 shares.  Under the existing provisions of the Plan, the Board has, and will retain, the discretion to make additional equity awards to non-employee directors, independent of the automatic grant provisions of the Plan.

As described below under the heading “Executive Compensation – Compensation of Directors,” during 2015, the Compensation Committee of the Board engaged the firm of Pearl Meyer (“PM”) as independent compensation consultants. The Compensation Committee requested that PM review and evaluate the Company’s overall compensation programs and strategies for our Board and management team in order to assist us in achieving our compensation objectives and to develop compensation programs that are competitive in our industry.  PM’s analysis concerning director compensation included comparisons against a peer group of companies.  Following review, the committee and the Board approved revisions to our non-employee director compensation policies.  The changes to cash compensation for non-employee directors are described below under the heading “Executive Compensation—Compensation of Directors.”  Concerning equity compensation, the Board approved amending the Plan’s provisions concerning automatic option awards to non-employee directors to provide for an annual option Succeeding Grant of 30,000 shares rather than 20,000 shares.  The other terms of the Succeeding Grants as described in the Plan are not proposed to be amended.

The Board has determined that the number of shares covered by the proposed Succeeding Grants, with the vesting schedules described above, are appropriate in light of our goal of maintaining compensation programs that are competitive in our industry and that will help us attract and retain highly qualified non-employee directors.

2009 Equity Incentive Plan

The material features of the Plan are summarized below.  Please note that the description of the material features of the Plan is qualified in its entirety by reference to the copy of the Plan, as proposed to be amended, attached hereto as Appendix A.

Stock Awards. The Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, or collectively, stock awards.  In addition, the Plan provides for the grant of performance cash awards. Incentive stock options may be granted only to employees.  All other awards may be granted to employees, including officers, non-employee directors, and consultants.

Share Reserve.  The aggregate number of shares of Common Stock that may be issued initially pursuant to stock awards under the Plan is 1,411,765, not giving effect to the annual increases to the Share Reserve pursuant to the provisions of the Plan; as proposed to be amended, that number would be increased by 4,500,000 shares.  The number of shares of Common Stock reserved for issuance will automatically increase on January 1 of each calendar year, from January 1, 2010 through and including January 1, 2019, by the lesser of (a) 5.0% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year, or (b) a lesser number of shares of common stock determined by our board of directors prior to the start of a calendar year for which an increase applies.  As proposed to be amended, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the Plan is equal to 20,000,000 shares.  As long as the Company is subject to the applicable provisions of Section 162(m) of the Code, no employee will be eligible to be granted during any calendar year stock awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the stock award is granted covering more than, as proposed to be amended, 5,000,000 shares of Common Stock. In addition, no person may be granted in a calendar year a performance cash award having a maximum value in excess of $1,000,000.  These limits are designed to allow us to grant awards that are intended to be exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid to any covered employee imposed by Section 162(m) of the Code.

If a stock award granted under the Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Common Stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Plan.  In addition, the following types of shares under the Plan may become available for the grant of new stock awards under the Plan: (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares subject to stock awards that are settled in cash; (c) shares withheld to satisfy income or employment withholding taxes; (d) shares used to pay the exercise price of an option in a net exercise arrangement; (e) shares tendered to us to pay the exercise price of an option; and (f) shares that are cancelled pursuant to an exchange or repricing program.  Shares issued under the Plan may be previously unissued shares or reacquired shares, including shares bought on the open market.

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Administration. The board of directors, or a duly authorized committee thereof, has the authority to administer the Plan. The board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of Common Stock to be subject to such stock awards. Subject to the terms of the Plan, the board of directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award.  Our compensation committee current acts as the plan administrator.  Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under the Plan.  Subject to the terms of the Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under U.S. generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options.  ISOs and nonstatutory stock options, or NSOs, are granted pursuant to stock option agreements adopted by the plan administrator.  The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant.  Options granted under the Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Plan, up to a maximum of ten years.  Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any options, to the extent vested as provided in the Plan and the applicable award agreement, for a period of three months (or such other period as is specified in the option agreement) following the cessation of service.  The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise options for a period of 12 months in the event of disability and 18 months in the event of death.  In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash, check, bank draft or money order, (b) a broker-assisted cashless exercise, (c) the tender of shares of Common Stock previously owned by the optionee, (d) a net exercise of the option, and (e) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

Tax Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Automatic Option Grant Program for Non-Employee Directors. Under the provisions of the Plan relating to non-employee directors, as proposed to be amended, each person who becomes a non-employee director will automatically receive an initial grant of a nonstatutory option to purchase 50,000 shares of Common Stock upon such person’s election or appointment.  These initial grants will vest in equal monthly installments over a period of three years from the grant date.  In addition, any person who is a non-employee director immediately after the annual meeting of our stockholders automatically will be granted, on the first business day after the annual meeting date, a nonstatutory option to purchase 30,000 shares of Common Stock, or the annual grant. These annual grants will vest in equal monthly installments over one year from the grant date. In the event of certain corporate transactions, including change in control transactions, the vesting of options held by non-employee directors whose service has not terminated generally will be accelerated in full, and if the director ceases to serve as a director as a result of the transaction, the director will have 12 months from the date of cessation of service within which to exercise the option.

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Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for: (a) cash, check, bank draft or money order, (b) past or future services rendered to us or our affiliates or (c) any other form of legal consideration approved by the plan administrator. Shares of Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration acceptable to our board of directors. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect to shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation right grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation right which cannot be less than 100% of the fair market value of the Common Stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of the Common Stock on the date of exercise over the strike price, multiplied by (b) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of Common Stock, in cash, or in any combination of the two or in any other form of consideration, as determined by the plan administrator and contained in the stock appreciation right agreement. A stock appreciation right granted under the Plan vests at the rate specified in the stock appreciation right agreement, as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Plan up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, the participant may generally exercise any vested stock appreciation right for a period of three months (or such longer or shorter period specified in the stock appreciation right agreement) following the cessation of service. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The Plan permits the grant of performance stock awards and performance cash awards that may qualify as performance-based compensation that is not subject to the $1.0 million limitation on the income tax deductibility of compensation paid to certain executive officers imposed by Section 162(m) of the Code. Performance awards give participants the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specific period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the compensation committee. As proposed to be amended, the maximum number of shares that may be granted to a participant in any calendar year attributable to performance stock awards may not exceed 5,000,000 shares of Common Stock, and the maximum value that may be granted to a participant in any calendar year attributable performance cash awards may not exceed $1,000,000. In addition, to the extent permitted by applicable law and the applicable award agreement, the compensation committee may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the achievement of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our compensation committee. The plan administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award, or such portion thereof as our compensation committee may specify, to be paid in whole or in part in cash or other property.

In granting a performance award intended to qualify as "performance-based compensation" under Section 162(m) of the Code, the compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, the compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Plan. Under the Plan, performance goals may be based on one or more of the following criteria: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) completion of regulatory or development milestones; (xxviii) stockholders’ equity; and (xxix) to the extent that an award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any award, our compensation committee is authorized to determine whether, when calculating the attainment of performance goals for a particular performance period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any "extraordinary items" as determined under U.S. generally accepted accounting principles. In addition, our compensation committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of any performance goals. The performance goals may differ from participant to participant and from award to award.

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 Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to, or otherwise based on, Common Stock. The plan administrator will set the number of shares under the award and all other terms and conditions of such awards.

Capitalization Adjustments; Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate capitalization adjustments will be made to (a) the number of shares subject to the Plan, (b) the maximum number of shares that may be issued pursuant to the exercise of ISOs, (c) the maximum number of securities that may be awarded to any person during a calendar year, and (d) the number of shares and price per share of stock subject to outstanding stock awards.

Corporate Transactions. In the event of certain significant corporate transactions, including certain mergers, sale of all or substantially all of the Company's assets or similar transactions, as set forth in the Plan, outstanding awards under the Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then (a) with respect to any such stock awards that are held by individuals whose service with us or our affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and (b) all other outstanding stock awards will terminate if not exercised prior to the effective date of the corporate transaction. Our board of directors also has the discretion to: (a) arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring entity or parent company; (b) accelerate the vesting of a stock award and provide for its termination prior to the effective time of the corporate transaction; or (c) provide for the surrender of a stock award in exchange for a payment equal to the excess of (i) the value of the property that the optionee would have received upon the exercise of the stock award over (ii) the exercise price otherwise payable in connection with the stock award.

Changes in Control. Our board of directors has the discretion to provide that a stock award under the Plan will immediately vest as to all or any portion of the shares subject to the stock award (a) immediately upon the occurrence of certain specified change in control transactions, whether or not such stock award is assumed, continued, or substituted by a surviving or acquiring entity in the transaction, or (b) in the event a participant's service with us or a successor entity is terminated actually or constructively within a designated period following the occurrence of certain specified change in control transactions. Stock awards held by participants under the Plan will not vest automatically on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

Amendment and Termination. The Board may at any time amend the Plan in any respect that it deems necessary or advisable, subject to the limitations, if any, of applicable law. However, except as provided with respect to capitalization adjustments, stockholder approval shall be required for any amendment of the Plan that either (a) materially increases the number of shares of Common Stock available for issuance under the Plan, (b) materially expands the class of individuals eligible to receive awards under the Plan, (c) materially increases the benefits accruing to participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (d) materially extends the term of the Plan, or (e) expands the types of awards available for issuance under the Plan, but in each of the foregoing instances only to the extent required by applicable law or listing requirements. Except as provided above, rights under any award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the affected participant, and (b) such participant consents in writing. Unless sooner terminated by the Board, the Plan will automatically terminate on the day before the 10th anniversary of the date that the Plan was originally adopted by the Board or approved by the stockholders, whichever is earlier.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient's tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options. The Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be a long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

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We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights. Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise. If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Units. Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If a restricted stock unit award is subject to Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.

Section 162 Limitations. Compensation of persons who are our “covered employees” is subject to the tax deduction limits of Section 162(m) of the Code. Awards that qualify as “performance-based compensation” are exempt from Section 162(m), thereby permitting us to claim the full federal tax deduction otherwise allowed for such compensation. The Plan is intended to enable us to grant awards that will be exempt from the deduction limits of Section 162(m). Under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if (i) such awards are approved by a compensation committee composed solely of “outside directors,” (ii) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders and (iv) the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock, restricted stock units, performance awards and other stock-based awards will qualify as performance-based compensation, provided that (a) the award is approved by a compensation committee composed solely of “outside directors,” (b) the award is granted, becomes vested or is settled, as applicable, only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (c) a committee of outside directors certifies in writing prior to the granting (or vesting or settlement) of the award that the performance goal has been satisfied and (d) prior to the granting (or vesting or settlement) of the award, the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Section 409A. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the participant for failure to comply with Section 409A. Section 409A does not apply to incentive stock options, non-statutory stock options that have an exercise price that is at least equal to the grant date fair market value and that meet certain other requirements, restricted stock and restricted stock unit type awards provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

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Awards under the Plan

During our fiscal year ended December 31, 2015, we have made certain grants to our employees and to certain executive officers, as discussed elsewhere in this Proxy Statement under the heading “Executive Compensation,” and we have made and may make equity awards to certain of our officers, employees, consultants and directors during the current fiscal year.  However, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to officers, employees, consultants or directors under the Plan, other than annual options to be granted to our non-employee directors in connection with the Meeting.

The following table sets forth information about awards granted under the Plan during the year ended December 31, 2015, and during our current fiscal 2016 year from January 1, 2016 through March 31, 2016, to our named executive officers, all current executive officers as a group (six people), all persons who served as non-employee directors at any time during fiscal 2015 or fiscal 2016, as a group (a total of three people) and all current non-officer employees and consultants (including all current officers who are not executive officers) as a group (approximately nine people). On April 20, 2016, the last reported sales price of our Common Stock on NASDAQ was $8.10.

Name	Weighted Average Exercise Price of Stock Option Awards ($)	Number of Shares Subject to Stock Option Awards
Dennis J. Carlo, Ph.D. President and Chief Executive Officer Fiscal 2015 Fiscal 2016	$5.99 $4.10	232,103 442,367
David J. Marguglio Senior Vice President of Corporate Development Fiscal 2015 Fiscal 2016	$5.99 $4.10	119,910 107,493
Robert O. Hopkins Vice President, Finance and Chief Financial Officer Fiscal 2015 Fiscal 2016	$5.99 $4.10	65,050 67,183
Karen K. Daniels Vice President of Operations Fiscal 2015 Fiscal 2016	$5.99 $4.10	65,050 67,183
Thomas Moll, Ph.D. Vice President of Research Fiscal 2015 Fiscal 2016	$5.99 $4.10	65,050 67,183
Executive Officers (six people) Fiscal 2015 Fiscal 2016	$5.99 $4.10	547,163 751,409
Non-Employee Directors (three people) Fiscal 2015 Fiscal 2016	$4.28 $ -	60,000 -
Non-Officer Employees and Consultants as a Group (approximately nine people) Fiscal 2015 Fiscal 2016	$5.70 $4.10	321,000 254,288

For additional information concerning outstanding awards under the Plan and shares available for future awards, see the table below under the heading, “Executive Compensation – Equity Compensation Plan Information.”

 New Plan Benefits

The amount, if any, of equity compensation that may be awarded to officers, directors, employees and consultants following stockholder approval of this Proposal is determined from time to time by the Plan administrator and is not presently determinable.

Interest of Certain Persons in Matters to Be Acted Upon

Each of our current directors, executive officers and employees is eligible to receive awards under the Plan. If the proposed amendments are approved, such persons would potentially benefit from a larger number of shares being available for issuance in the Plan pool and could potentially receive a larger amount of awards. In addition, the increase in the Plan pool would facilitate the grant of the proposed RSU awards to our non-employee directors, as described in Proposal No. 3.  The Plan administrator has the discretion to determine which eligible persons will receive awards under the Plan. As a result, future participation in the Plan by executive officers, directors and other employees is not determinable.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF THE AMENDMENTS TO THE 2009 EQUITY INCENTIVE PLAN

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PROPOSAL 3
PROPOSAL REGARDING EQUITY AWARD TO NON-EMPLOYEE DIRECTORS UNDER THE PLAN

Approval of Proposed Restricted Stock Unit Awards to Our Non-Employee Directors

The Board of Directors has approved a resolution proposing the award of restricted stock units under the Plan to each of our current non-employee directors (“RSUs”) covering 100,000 shares of Common Stock for each of our current non-employee directors other than our Chairman and 150,000 shares of Common Stock for our Chairman (the “RSU Awards”), subject to and effective upon stockholder approval of the proposed award.  If the Proposal is approved, the RSUs would be granted and would be effective on the first business day after the date of the Meeting.  The RSU Award would vest on the seventh anniversary of the grant date provided that the director has provided continuous service to the Company during that period.  The RSU Awards would vest earlier in connection with a Change in Control of the Company (as defined in the Plan and the applicable Award Agreement) or upon the death or disability of the director, and the shares covered by the RSU Award would be issued following vesting as provided in the Plan and Award Agreement relating to the RSU Award.  As a condition of receiving the RSU Award, the recipient would agree to serve as a director throughout the vesting period of the RSU, if nominated and if elected as a director at meetings of stockholders during the vesting period at which directors are elected.  If the director resigned or otherwise voluntarily elected not to continue to serve as a director during the vesting period (other than as a result of an event described above that results in vesting of the award), then the RSU Award would not vest and no shares would be issued pursuant to the award.  The proposed form of RSU Award agreement will include terms consistent in material respects with those described in this Proxy Statement and set forth in the form of  RSU Award agreement attached to this Proxy Statement as Appendix E; the final form of RSU Award agreement may contain different or additional terms from those contained in such attached form, provided that such terms are consistent in material respects with those described herein.

As of the Record Date, Mr. Denby, Mr. Rothermel and Mr. Williams each held stock options to purchase a total of 90,000 shares of Common Stock, 68,472 of which are exercisable within 60 days of the Record Date, representing approximately 0.6% (or approximately 0.8% taking into account the additional Succeeding Option that will be granted following the Meeting) of the shares of Common Stock outstanding as of the Record Date, and they have not received any other awards under the Plan.  In addition, each of Messrs. Denby, Rothermel and Williams has purchased 2,500, 27,000 and 39,918 shares, respectively, of the Company’s Common Stock for cash utilizing their own personal funds.  The proposed RSU Award covering a total of 350,000 shares represents approximately 2.3% of the 15,077,600 shares of Common Stock that were outstanding on the Record Date; if there were a greater number of outstanding shares of Common Stock at the time that an RSU Award vested, then the number of shares covered by the RSU Awards would represent a smaller percentage of the then-outstanding shares.

Under the Plan, the Board and/or the Compensation Committee, as administrator of the Plan, has the authority to approve and make restricted stock unit awards, including to our non-employee directors, without stockholder approval.  However, since the proposed RSU Awards would be granted to the directors who constitute the Compensation Committee, which administers the Plan, and therefore the members of the committee have an interest in the proposed awards, the Company is seeking stockholder approval for the RSU Awards.  Section 144 of the Delaware General Corporation Law provides, in part:  “No contract or transaction between a corporation and 1 or more of its directors or officers, or between a corporation and any other corporation, partnership, association, or other organization in which 1 or more of its directors or officers, are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee which authorizes the contract or transaction, or solely because any such director's or officer's votes are counted for such purpose, if: … (2) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders . . . .”  The Company is submitting this Proposal for approval by the stockholders in light of the financial interest of the non-employee directors in the proposed RSU Awards.

The shares covered by the proposed RSU Awards will only be issuable at the end of the vesting period if the recipient continues to serve as a director during the seven-year term of the RSU, or sooner in the event of a Change of Control transaction (as defined in the Plan) and the recipient is a director at the time of the transaction, or upon death or disability (as defined the Plan and the Award agreement relating to the RSU).  The Company believes that the willingness of the non-employee directors to continue to serve on our Board, if nominated and elected by the stockholders, provides a benefit to the Company and its stockholders resulting from the ability to have continued access to the advice, knowledge and experience of our non-employee directors.  The Company also believes that the proposed RSU awards will provide additional incentive to the recipients to continue to serve as directors of the Company, provide oversight and advice concerning the Company’s future activities, and increase stockholder value.

Each non-employee director serves on all committees of the Board.  During 2015 and the 2016 year to date, the Company has engaged in a number of financing, acquisition and product development activities, including an underwritten public offering of Common Stock; a private placement equity financing transaction; significant product development activities relating to the Company’s lead product candidate and other product candidates; and the acquisition of US Compounding, Inc. which was completed in April 2016.  In their capacity as non-employee directors, our directors have provided significant oversight and strategic advice to the Company regarding these activities and transactions, and the Chairman of the Company has additional responsibilities and has devoted additional time to the responsibilities associated with that position.  The Company expects to continue to engage in product development activities and may engage in financing, acquisition or other transactions in the future, and expects that our non-employee directors will continue to provide substantial oversight and counsel to the Company concerning its activities.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE PROPOSED RESTRICTED STOCK UNIT AWARDS TO OUR NON-EMPLOYEE DIRECTORS UNDER THE PLAN

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At the 2013 Annual Meeting of Stockholders, a majority of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the 2016 Annual Meeting of Stockholders and will continue to conduct an advisory vote on the compensation of our named executive officers annually until our next say-on-frequency vote.

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Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL, ON A NONBINDING ADVISORY BASIS,
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 5
RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

The Audit Committee has selected the independent registered public accounting firm of Mayer Hoffman McCann PC, or MHM, for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending December 31, 2016. Neither the firm nor any of its members has any direct or indirect financial interest in Adamis. Mayer Hoffman McCann PC has been employed by us to audit our financial statements since 2006.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Mayer Hoffman McCann PC as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain Mayer Hoffman McCann PC or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Adamis and our stockholders. A formal statement by representatives of Mayer Hoffman McCann PC is not planned for the Meeting. However, representatives of Mayer Hoffman McCann PC are expected to be present at the Meeting and will be available to respond to appropriate questions by stockholders.

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Audit Fees

The following table sets forth fees billed to us by Mayer Hoffman McCann PC, our independent registered public accounting firm during the year ended December 31, 2015 and the transition period for the nine-months ended December 31, 2014 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered, including review of registration statements that the Company filed with the SEC and similar matters.

	Fiscal 2015	Transition 2014
Audit Fees	$134,000	$115,229
Tax Fees	—	15,626
All Other Fees	23,917	23,721
Total Fees:	$157,917	$154,576

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically will revise the list of pre-approved services, based on subsequent determinations. The Audit Committee delegates pre-approval authority to its chairperson and may delegate such authority to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees reported in the table above under the headings Audit fees and expenses, Audit-related fees and expenses, Tax fees and All other fees above for the year ended December 31, 2015 and for the Transition Period were approved by the Audit Committee, or by the entire Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions. Accordingly, none of the fees reported under the headings were approved by the Audit Committee pursuant to federal regulations that permit the Audit Committee to waive its pre-approval requirement under certain circumstances.

MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2015, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2016.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management Adamis’ audited financial statements for the fiscal year ended December 31, 2015. The Audit Committee also reviewed and discussed with our independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Accounting Oversights Board in Rule 3200T.

Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to Adamis and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Adamis is compatible with maintaining such independent registered public accounting firm’s independence.

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Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that Adamis’ audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Audit Committee

Robert B. Rothermel, Chair
William C. Denby, III
Richard C. Williams

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the Securities and Exchange Commission’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	72	Chief Executive Officer of the Company and Director
David J. Marguglio	45	Senior Vice President of Corporate Development and Director
Robert O. Hopkins	55	Vice President, Finance and Chief Financial Officer
Karen K. Daniels	63	Vice President of Operations
Thomas Moll, Ph.D.	51	Vice President of Research
Eddie W. Glover	66	Chief Executive Officer of US Compounding, Inc.

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction between Cellegy and Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins received a B.S. degree in Finance from Indiana State University and an M.B.A. from Lake Forest Graduate School of Management.

Karen K. Daniels. Ms. Daniels joined Adamis in July 2009 as Vice President of Operations. She has over 30 years of experience in operational and engineering roles across diverse industries including electronics, medical devices, contract manufacturing and pharmaceutical manufacturing. Prior to joining Adamis, Ms. Daniels served as President of Althea Technologies from 2007 to 2009. Althea Technologies is a contract manufacturer for the pharmaceutical industry. She also served as Senior Director of Operations and Logistics for Vidacare, a medical device manufacturer from 2006 to 2007. From 2003 to 2006, she was President of Lambda Power. Ms. Daniels received a B.S. degree from the University of Arizona.

Thomas Moll, Ph.D. Dr. Moll joined Adamis Pharmaceuticals in February 2008 as Vice President of Research. He has close to 20 years of experience in both academic and industrial preclinical research and development in the areas of inflammation, immunology and cancer biology. Prior to joining Adamis, Dr. Moll was Vice President of Research at privately held Telos Pharmaceuticals from 2003 to 2008. From 1998 to 2003 he was Vice President of Immunology at Cardion AG, a privately held German biotech company. Dr. Moll holds a diploma in Biology II from the University of Basel, Switzerland, and received his doctorate degree in Genetics and Biochemistry from the University of Vienna, Austria.

Eddie W. Glover. Mr. Glover is the Chief Executive Officer of US Compounding, Inc. (“USC”), which Adamis acquired in a merger transaction completed in April 2016 pursuant to which USC became a wholly-owned subsidiary of Adamis.  Mr. Glover co-founded USC in 2005 and has served as President and/or Chief Executive Officer since 2005.  USC is a drug outsourcing facility registered under Section 503B of the Food, Drug & Cosmetic Act that provides prescription medications to patients, physician clinics, hospitals and surgery centers throughout most of the United States.   Mr. Glover currently serves as president of the Arkansas Pharmacist Association.  Mr. Glover has previously served on the board of directors of the Arkansas Pharmacy Association, Pharmacy Partners of America, and the International Association of Compounding Pharmacist.  Mr. Glover is a member of the National Community Pharmacists Association (NCPA) and Professional Compounding Centers Of America (PCCA).  He was named NCPA “Pharmacist of the Year” in 2012 and PCCA “Pharmacist of the Year” in 2009.  Mr. Glover is a graduate of the University of Central Arkansas and received his Pharmacy degree from the University of Oklahoma.

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STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

We have two classes of voting securities issued and outstanding: our Common Stock, and our Series Preferred Stock, which consists of the Series A Preferred and the Series A-1 Preferred, collectively. The following table sets forth information, as of the Record Date (the “Table Date”), regarding beneficial ownership of all classes of our voting securities, to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. As of the Table Date, the applicable share numbers and percentages are based on 15,077,600 shares of Common Stock issued and outstanding and, with respect to the Series Preferred Stock, and 2,192,453 shares of Series Preferred issued and outstanding and convertible into 270,995 shares of Common Stock as of the Record Date by virtue of the Beneficial Ownership Limitation, as described in the Notes to the table. In accordance with rules of the SEC, except with respect to reporting of beneficial ownership of the holders of Series Preferred, the shares of Series A Preferred and Series A-1 Preferred are not considered to be outstanding for purposes of determining the percentage ownership of Common Stock of the stockholders reflected in the table, even though such shares will be entitled to vote with the Common Stock at the Meeting.

	Shares Beneficially Owned (1)
	Title or Class of Securities:
	Common Stock			Series Preferred Stock
Directors	Shares		Percentage	Shares		Percentage
Dennis J. Carlo, Ph.D.	765,389	(2)	4.9
William C. Denby, III	70,972	(3)	*
David J. Marguglio	304,158	(4)	2.0
Robert B. Rothermel	95,472	(5)	*
Richard C. Williams	108,390	(6)	*
Other Named Officers
Robert O. Hopkins	188,061	(7)	1.2
Other Beneficial Owners
Eddie W. Glover	866,666	(8)	5.7
Eses Holdings (FZE)	1,635,312	(9)	10.8
Funds advised by Sio Capital Management, LLC	1,533,325	(10)	9.9	3,375,885	(10)	100.0
All Adamis directors and executive officers as a group (six persons) (11)	1,532,442		9.6

*	Less than 1%.

(1)	Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of common stock subject to an option that is currently exercisable or exercisable within 60 days of the date of the table are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130.

(2)	Includes 370,412 shares of Common Stock owned of record, 5,883 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo, and 386,901 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 547,244 shares of Common Stock underlying options which become exercisable over time after such period. Includes 2,193 shares issuable upon vesting of restricted stock units within 60 days after the Table Date.
(3)	Includes 2,500 shares of Common Stock owned of record and 68,472 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 21,528 shares of Common Stock underlying options, which become exercisable over time after such period.

(4)	Includes 130,227 shares of Common Stock owned of record, 5,884 shares of Common Stock held of record by a family member and beneficially owned by Mr. Marguglio and 166,951 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 174,722 shares of Common Stock underlying options which become exercisable over time after such period. Includes 1,096 shares issuable upon vesting of restricted stock units within 60 days after the Table Date.

(5)	Includes 27,000 shares of Common Stock owned of record and 68,472 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 21,528 shares of Common Stock underlying options which become exercisable over time after such period.

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(6)	Includes 39,918 shares of Common Stock owned of record and 68,472 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 21,528 shares of Common Stock underlying options, which become exercisable over time after such period.

(7)	Includes 56,050 shares of Common Stock owned of record, 131,244 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 107,190 shares of Common Stock underlying options which become exercisable over time after such period. Includes 767 shares issuable upon vesting of restricted stock units within 60 days after the Table Date.

(8)	Represents shares of Common Stock owned of record.

(9)	Based on a Schedule 13D/A filed on behalf of Eses Holdings (FZE) with the SEC on February 17, 2015. The address for Eses Holdings (FZE) is Sharjah Airport International Free Zone, Executive Suite, P.O. Box 9366, Sharjah, United Arab Emirates. Includes 1,635,312 shares held directly.

(10)	Based on information provided to the Company by the named stockholder. Includes 207,729, 5,000, 275,565 and 774,036 shares of Common Stock owned by Compass Offshore MAV Limited, Sio Partners, LP, Compass MAV LLC and Sio Partners Master Fund, LP, respectively. Includes 270,995 shares issuable upon conversion of Series A Preferred or Series A-1 Preferred, after giving effect to the Beneficial Ownership Limitation. Excludes 1,921,458 shares of Series A Preferred and Series A-1 Preferred that are not convertible into Common Stock within 60 days of the date of the table, by virtue of the Beneficial Ownership Limitation. Excludes warrants issued to holders of Series A Preferred and Series A-1 Preferred to purchase 1,418,439 and 1,183,432 shares of Common Stock, respectively, which are not exercisable within 60 days of the date of the table, by virtue of the Beneficial Ownership Limitation. Shares of Series A Preferred, determined without reference to the Beneficial Ownership Limitation, held by each of the foregoing stockholders is as follows: Sio Partners, LP, 401,504; and Sio Partners Master Fund, LP, 607,517. Shares of Series A-1 Preferred, determined without reference to the Beneficial Ownership Limitation, held by each of the foregoing stockholders is as follows: Compass Offshore MAV Limited, 270,791; Sio Partners, LP, 247,629; Compass MAV, LLC, 302,520; and Sio Partners Master Fund, LP, 362,492. The total number of shares of Common Stock that are issuable upon exercise of the Warrants, determined without reference to the Beneficial Ownership Limitation, held by each of the foregoing stockholders is as follows: Compass Offshore MAV Limited, 270,791; Sio Partners, LP, 1,058,551; Compass MAV, LLC, 202,520; and Sio Partners Master Fund, LP, 970,009. The number of shares indicated in the table under the heading "Series Preferred Stock" includes 1,183,432 Warrants that may be exercised to acquire shares of Series A-1 Preferred. Sio Capital Management, LLC serves as investment advisor of Sio Partners, LP, Sio Partners QP, LP, Sio Partners Offshore, Ltd., Compass MAV LLC and Compass Offshore MAV Limited. Sio GP, LLC is the general partner of Sio Partners, LP and Sio Partners QP, LP. Michael Castor, as principal of Sio GP, LLC and director of Sio Partners Offshore, Ltd., has voting and investment control over the securities beneficially owned by each of the foregoing stockholders. Each of Sio Capital Management, LLC; Sio GP, LLC and Michael Castor disclaims beneficial ownership over the securities held of record by stockholders, except to the extent of its or his pecuniary interest therein. The business address of the stockholders is Sio Capital Management, LLC, 515 Fifth Avenue, Suite 910, New York, NY 10017.

(11)	Includes 890,512 shares of Common Stock issuable upon the exercise of options within 60 days after the Table Date.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Adamis during fiscal year 2015 ("F2015") and  the nine-month transition period ended December 31, 2014 to (i) each person who served as Adamis’ chief executive officer during fiscal 2015, (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2015 and whose total compensation for such year exceeded $100,000, and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2015, of which there were none (sometimes referred to collectively as the “named executive officers”).

During 2014, we changed our fiscal year ended from March 31 to December 31. As a result, some of the information in this Proxy Statement that relates to the 2014 year, including information relating to the previously completed fiscal year, reflects and is for the nine-month "transitional" period of April 1, 2014 to December 31, 2014, rather than being for a full year. Throughout this Proxy Statement, we sometimes refer to such nine-month transitional period as the "Transition Period", Transition 2014" or "T2014."

								Non-Equity
					Stock	Option		Incentive Plan	All Other
		Salary	Bonus		Awards	Awards		Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)		($)	($)		($)	($)		($)
Dennis J. Carlo, Ph.D.	F2015	$550,000	137,500	(2)	—	1,090,884	(1)	—	$21,814	(3)	$1,800,198
President and Chief Executive Officer	T2014	$393,750	160,000	(4)	—	250,131	(1)	—	$15,480	(3)	$819,361
Robert O. Hopkins	F2015	$260,000	39,000	(2)	—	305,735	(1)	—	$21,814	(3)	$626,549
Vice President, Chief Financial Officer	T2014	$177,750	45,000	(4)	—	112,739	(1)	—	$15,480	(3)	$350,969
David J. Marguglio	F2015	$300,000	60,000	(2)	—	563,577	(1)	—	$19,281	(3)	$942,858
Senior Vice President, Corporate Development	T2014	$197,250	65,000	(4)	—	125,204	(1)	—	$13,636	(3)	$401,090

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(1)	Reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during or with respect to fiscal 2015 and the Transition Period, respectively, calculated in accordance with applicable rules and regulations and authoritative guidance. For a discussion of assumptions used to estimate fair value, please see Note 15 to the accompanying notes to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2015. The actual amount ultimately realized from the equity awards will likely vary based on a number of factors, including, but not limited to Adamis’ actual performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Each option is intended to be an incentive stock option. Each option has a term of ten years from the grant date, subject to earlier termination of the term as provided in the Plan. For options with respect to the fiscal year 2015, reflects stock options granted on January 23, 2015 to the named executive officers to purchase shares of common stock as follows: Dr. Carlo, 232,103 shares; Mr. Hopkins, 65,050 shares; and Mr. Marguglio, 119,910 shares. Each fiscal 2015 option had an exercise price equal to $5.99 per share. For options with respect to the Transition Period, reflects stock options granted on April 1, 2014 to the named executive officers to purchase shares of common stock, as follows: Dr. Carlo, 90,300 shares; Mr. Hopkins, 40,700 shares; and Mr. Marguglio, 45,200 shares. Transition 2014 options had an exercise price equal to $6.32 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date.

(2)	Reflects cash bonuses paid in January 2016 pursuant to the Company's 2015 Bonus Plan, with respect to fiscal year 2015.

(3)	For fiscal 2015 and Transition Period, reflects premiums paid by the Company on behalf of each of Messrs. Carlo, Marguglio and Hopkins for health, dental, and vision insurance.

(4)	Reflects discretionary cash bonuses paid in January 2015, with respect to the Transition Period.

Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at December 31, 2015, for each of our named executive officers:

	Option Awards						Stock Awards
											Equity
											Incentive
											Plan
										Equity	Awards:
										Incentive	Market or
				Equity						Plan	Payout
				Incentive						Awards:	Value of
				Plan						Number of	Unearned
	Number of			Awards:						Unearned	Shares,
	Securities		Number of	Number of			Number of		Market Value	Shares,	Units or
	Underlying		Securities	Securities			Shares or		of Shares	Units or	Other
	Unexercised		Underlying	Underlying	Option		Units of		or Units	Other Rights	Rights
	Options (#)		Unexercised	Unexercised	Exercise	Option	Stock That		of Stock	That Have	That Have
	Exercisable		Options (#)	Unearned	Price	Expiration	Have Not		That Have	Not	Not
Name	(1)		Unexercisable	Options (#)	($)	Date	Vested (#)		Not Vested ($)	Vested (#)	Vested ($)

Dennis J. Carlo, Ph.D.	31,168	(2)	70,835	—	$5.99	1/23/2025	2,193	(6)	$11,842	—	$—
	39,753	(2)	90,347	—	$5.99	1/23/2025
	45,200	(5)	—	—	$6.32	4/1/2024
	52,675	(4)	37,625	—	$6.32	4/1/2024
	29,777	(2)	1,751	—	$11.39	3/6/2023
	35,294	(4)	—	—	$3.23	9/11/2021
	57,353	(4)	—	—	$4.59	8/20/2020

Robert O. Hopkins	19,876	(2)	45,174	—	$5.99	1/23/2025	767	(6)	$4,142	—	$—
	8,200	(5)	—	—	$6.32	4/1/2024
	23,800	(4)	17,000	—	$6.32	4/1/2024
	10,422	(2)	613	—	$11.39	3/6/2023
	7,353	(3)	—	—	$3.23	9/11/2021
	29,412	(4)	—	—	$4.59	8/20/2020
	9,402	(5)	—	—	$4.59	8/20/2020
David J. Marguglio	31,802	(2)	72,278	—	$5.99	1/23/2025	1,096	(6)	$5,918	—	$—
	4,837	(2)	10,993	—	$5.99	1/23/2025
	13,600	(5)	—	—	$6.32	4/1/2024
	26,367	(4)	18,833	—	$6.32	4/1/2024
	14,888	(2)	876	—	$11.39	3/6/2023
	7,353	(3)	—	—	$3.23	9/11/2021
	32,353	(4)	—	—	$4.59	8/20/2020

(1)	Does not include options granted on January 25, 2016.

(2)	The options vest with respect to 1/36 monthly of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).

(3)	The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).

(4)	The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).

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(5)	The options are fully vested and have a term of ten years (subject to earlier termination upon the events described in the Plan such as termination of employment).

(6)	The RSUs vest as to one-third of the shares subject to the RSU in three equal annual installments on the anniversary of the award date (subject to earlier termination upon the events described in the Plan or the applicable award agreement, including termination of employment).

There were no options or other derivative securities exercised during fiscal 2015 by our named executive officers. In addition, there were no shares acquired by our named executive officers upon the vesting of restricted stock.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2015, information with respect to our equity compensation plans, including our 1995 Equity Incentive Plan, the 1995 Directors’ Stock Option Plan, the 2005 Equity Incentive Plan and the 2009 Equity Incentive Plan, and with respect to certain other options and warrants.

	Number of		Number of securities
	securities		remaining available
	to be issued		for future issuance
	upon exercise	Weighted average	under equity
	of outstanding	exercise price of	compensation plans
	options, warrants	outstanding options,	(excluding securities
	and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(1) (b)	(2) (c)
Equity compensation plans approved by security holders	4,418,831	$4.77	960,379

(1)	Excludes shares issuable upon the vesting of restricted stock units ("RSUs") and the shares underlying such RSUs, which do not have an exercise price. As of December 31, 2015, 5,590 shares were issuable in the future upon the vesting of RSUs.

(2)	Under our 2009 Equity Incentive Plan, the number of shares that are reserved for issuance under the Plan increases annually each January 1st by the lesser of (a) 5.0% of the total number of shares of common stock outstanding on December 31 of the preceding calendar year or (b) a lesser number of shares of common stock determined by the Board before the start of a calendar year for which an increase applies. Under the terms of the Plan, we may grant options to purchase common stock and other kinds of equity awards, including shares of common stock, stock purchase rights, restricted common stock and restricted stock units, to officers, directors, employees or consultants providing services on such terms as are determined by the Board.

Employment Agreements and Potential Payments Upon Termination or Change in Control

Effective December 31, 2015, the Company amended and restated its employment agreements with certain of its executive officers, which agreements superseded the employment agreements previously entered into with such officers. In addition, in April  2016, in connection with the Company's acquisition of US Compounding, Inc. ("USC"), USC entered into an employment agreement with Eddie W. Glover. The agreements provide for the employment of the following persons to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; David J. Marguglio, Senior Vice President of Business Development; Robert O. Hopkins, Vice President of Finance and Chief Financial Officer; Karen K. Daniels, Vice President of Operations; Thomas Moll, Vice President of Research; and Eddie W. Glover, Chief Executive Officer of USC.

The agreements provide for base compensation at the following annual rates: Dr. Carlo, $550,000; Mr. Marguglio, $300,000; Mr. Hopkins, Ms. Daniels and Dr. Moll, $260,000; and Mr. Glover, $300,000. On January 25, 2016, the Board of Directors, after a review of information from Pearl Meyer, development of a peer group of companies and review of compensation including information relating to the peer group of companies, and upon the recommendation of the Compensation Committee of the Board, approved an increase in the annual base salaries of its officers, effective as of January 1, 2016, to the following amounts: Dennis J. Carlo, Ph.D., President and Chief Executive Officer, $575,000; David J. Marguglio, Senior Vice President of Corporate Development, $310,000; Robert O. Hopkins, Chief Financial Officer, $300,000; Karen K. Daniels, Vice President of Operations, $280,000; and Thomas Moll, Ph.D., Vice President of research, $280,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to officers (and in Mr. Glover's case, officers of USC), including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by the Company. For all officers, the Board may, in its discretion, award discretionary cash or equity bonuses to any officer or employee.

Except with respect to titles, salary amounts, and severance and benefit periods following certain kinds of employment terminations or change of control events, or otherwise as described below, the agreements are similar in material respects.

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The agreements are terminable at any time by either party. If the Company terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with the Company. The agreements provide that if the officer’s employment is terminated without cause (as defined in the applicable employment agreement), the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio, Hopkins, Moll and Mr. Glover and Ms. Daniels, nine months. These payments will be accelerated in the event of a change of control transaction. The officers also would (assuming eligibility and timely elections) be entitled to be reimbursed for payment of the company's portion of the premiums required to continue the officer's medical, dental and vision insurance coverage pursuant to COBRA during the applicable severance period (or until the officer becomes employed full-time by another employer). In addition, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. The agreements also provide that if an officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the applicable employment agreement), upon or within 13 months after the date of a change in control, the officer will also be entitled to receive the severance and medical benefits described above, and the severance payments described above will be accelerated and paid in a lump sum. In addition, in the event of a change in control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full. The obligation to pay severance benefits described above is conditioned on the officer's timely execution of a general release of claims. Upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service. “Cause” is defined in the agreements to include events such as, among others, commission of any felony involving fraud, dishonesty or moral turpitude, fraud or dishonesty against the company, intentional and material violation of any agreement between the officer and the company or of any statutory duty owed to the company, unauthorized use or disclosure of the company’s trade secrets or confidential information, or gross misconduct.  Good reason is defined in the agreements to include events such as material reduction in base salary or responsibilities and duties or required relocation out of the area where the company’s principal offices are located.

IRC Section 162(m) Compliance

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to our named executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. In general, our compensation program is designed to reward executives for the achievement of our performance objectives. Our equity incentive plan is designed in a manner intended to comply with the performance-based exception to Section 162(m). Nevertheless, compensation attributable to awards granted under our plans may not be treated as qualified performance-based compensation under Section 162(m). In addition, the compensation committee and the Board consider it important to retain flexibility to design compensation programs that are in the best interests of Adamis and its stockholders and, to this end, the committee and the Board reserve the right to use their judgment to authorize compensation payments that may be subject to the limitations under Section 162(m) when the committee or the Board believe that compensation is appropriate and in the best interests of Adamis and our stockholders, after taking into consideration changing business conditions and performance of our employees.

Compensation of Directors

The general policy of the Board is that compensation for independent directors should be a mix of cash and equity-based compensation. Adamis does not pay employee directors for Board service in addition to their regular employee compensation. The Compensation Committee, which consists solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The Board reviews the Compensation Committee’s recommendations and determines the amount of director compensation.

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In general, under the Company’s policies concerning fees for non-employee directors, non-employee directors of the Company were entitled during 2015 to receive the following amounts of cash compensation for service as a director: each non-employee director was entitled to receive an annual fee of $60,000 per year, paid quarterly in arrears; and the Chairman of the Board was entitled to receive an annual fee of $90,000 per year, paid quarterly in arrears.  Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities.  In addition, upon joining the Board a non-employee director will receive an initial director option under the Plan to purchase 50,000 shares of Common Stock.  The initial option will vest monthly over a period of 36 months from the grant date.  Each non-employee director is also entitled to receive a succeeding annual grant, on the first business day after the date of the annual meeting of stockholders, to purchase 20,000 shares of Common Stock, with the annual grant vesting and becoming exercisable as to 1/12 of the shares subject to the option on each monthly anniversary of the grant date. The initial director options and any annual options will have a term of 10 years and will have an exercise price equal to the fair market value of the Common Stock on the grant date.

Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist them. During our fiscal 2015 year, the Compensation Committee engaged the firm of  Pearl Meyer ("PM") as independent compensation consultants. The Compensation Committee requested that PM review and evaluate the Company’s overall compensation programs and strategies for our Board and management team in order to assist us in achieving our compensation objectives and to develop compensation programs that are competitive in our industry. PM's analysis concerning director compensation included comparisons against a peer group of companies. The analysis provided by PM concerning director compensation included the following areas: (i) cash compensation; (ii) equity compensation;  and (iii) compensation for the Chairman of the Board, committee chairpersons and committee members. The committee developed a peer group of companies. Following review, the committee and the Board approved revisions to our non-employee director compensation policies in March 2016, effective January 1, 2016, as follows: the annual non-employee director fee will be $64,000 and the annual fee for the Chairman will be $128,000, or twice the non-employee director annual fee. In addition, the Committee approved, subject to stockholder approval, an increase in the annual option award from 20,000 shares to 30,000 shares, as described in Proposal No. 2 above.

The following table shows amounts earned by each director during fiscal 2015, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director.

	Fees			Non-Equity
	Earned			Incentive	Nonqualified
	or Paid	Stock	Option	Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Director	($)(1)	($)	($)(2)(3)	($)	Earnings	($)	($)
William C. Denby, III	$60,000	—	$53,400	—	—	—	$113,400
Robert B. Rothermel	$60,000	—	$53,400	—	—	—	$113,400
Richard C. Williams	$90,000	—	$53,400	—	—	—	$143,400

(1)	Reflects the amount of fees earned during fiscal 2015.
(2)	Amounts reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during fiscal 2015, calculated in accordance with applicable rules and regulations and authoritative guidance. The assumptions used for these calculations are included in Note 15 to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K, represents options awarded to each of Mr. Denby, Mr. Rothermel and Mr. Williams to purchase 20,000 shares of common stock. The exercise price of the options was $4.28 per share. The options have a term of ten years and an exercise price equal to the fair market value of the common stock on the date of grant and will become exercisable over a period of one year from grant date at the rate of 1/12 of the option shares per month.

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(3)	The aggregate number of option awards outstanding at December 31, 2015, for each of Mr. Denby, Mr. Rothermel and Mr. Williams, was 90,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Based solely on a review of the copies of such forms furnished to us, we believe that from January 1, 2015 to December 31, 2015, all such persons satisfied such applicable SEC filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) the employment agreements and other transactions described above under the headings “Employment Agreements and Potential Payments Upon Termination or Change in Control” and “Outstanding Equity Awards at Fiscal Year-End”; or (iii) as set forth below, there were no material transactions, or series of similar transactions, during fiscal 2015, or any currently proposed transactions, or series of similar transactions, to which we were or were to be a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last fiscal year, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest.

On January 26, 2016, we completed another private placement financing transaction with four funds managed by Sio Capital Management, LLC pursuant to which we issued 1,183,432 shares of Series A-1 Preferred and warrants (“Warrants”) to purchase up to 1,183,432 shares of Common Stock or Series A-1 Preferred, and received gross cash proceeds of approximately $5,000,000, excluding transactions costs, fees and expenses. The shares of Series A-1 Preferred and Warrants were sold in units, with each unit consisting of one share and one Warrant, at a purchase price of $4.225 per unit. The Series A-1 Preferred is convertible into shares of common stock at an initial conversion rate of 1-for-1, at any time at the discretion of the investor, subject to the Beneficial Ownership Limitation. The exercise price of the Warrants is $4.10 per share, and the Warrants are exercisable for five years at any time, subject to the Beneficial Ownership Limitation. Pursuant to the registration rights agreement, we filed a registration statement with the Securities and Exchange Commission, which has become effective, registering the resale from time to time of the shares of Common Stock that are issuable upon conversion of the Series A-1 Preferred and exercise of the Warrants.

Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing, approving or ratifying all transactions between us and any related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

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GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including, without limitation, a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend. By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by December 23, 2016, to our Corporate Secretary at 11682 El Camino Real, Suite 300, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2017 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. If you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address no later than February 24, 2017, but no earlier than January 25, 2017. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary. You are asked to advise us if you plan to attend the Meeting. For directions to the Meeting, please call (858) 997-2400.

You also may access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015 at: http://www.firstamericanstock.org/.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

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Solicitation of Proxies

We will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission. We do not expect to pay any compensation for the solicitation of proxies.

Sincerely,
/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
April 22, 2016

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Appendix A

ADAMIS PHARMACEUTICALS CORPORATION

2009 EQUITY INCENTIVE PLAN

  GENERAL.

        (a)    Successor to Prior Plan.    The Plan is intended as the successor to the Company's 2005 Equity Incentive Plan (the "Prior Plan"). Following the Effective Date, no additional stock awards shall be granted under the Prior Plan. Any shares remaining available for issuance pursuant to the exercise of stock awards under the Prior Plan shall become available for issuance pursuant to Stock Awards granted hereunder. Any shares subject to outstanding stock awards granted under the Prior Plan that expire or terminate for any reason prior to exercise or settlement shall become available for issuance pursuant to Stock Awards granted hereunder. On the Effective Date, all outstanding stock awards granted under the Prior Plan shall be deemed to be stock awards granted pursuant to the Plan, but shall remain subject to the terms of the Prior Plan with respect to which they were originally granted. All Stock Awards granted subsequent to the Effective Date shall be subject to the terms of the Plan.

        (b)    Eligible Award Recipients.    The persons eligible to receive Awards are Employees, Directors and Consultants.

        (c)    Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Awards, (iv) Restricted Stock Unit Awards, (v) Stock Appreciation Rights, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

        (d)    General Purpose.    The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Awards as set forth in Section 1(b), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

  ADMINISTRATION.

        (a)    Administration by Board.    The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

        (b)    Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i)    To determine from time to time (A) which of the persons eligible under the Plan shall be granted Awards; (B) when and how each Award shall be granted; (C) what type or combination of types of Award shall be granted; (D) the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (E) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

        (ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan or Award fully effective.

        (iii) To settle all controversies regarding the Plan and Awards granted under it.

        (iv)  To accelerate the time at which a Stock Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

A-1

        (v)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

        (vi)  To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and to bring the Plan and/or Stock Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of applicable law. However, except as provided in Section 9(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan that either (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (D) materially extends the term of the Plan, or (E) expands the types of Awards available for issuance under the Plan, but in each of (A) to (E) only to the extent required by applicable law or listing requirements. Except as provided above, rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

        (vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding Incentive Stock Options or (C) Rule 16b-3.

        (viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards or stock awards granted under the Prior Plan, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that the Participant's rights under any Award shall not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent if necessary to maintain the qualified status of the Award as an Incentive Stock Option or to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

        (ix)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

        (x)   To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States.

        (xi)  To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (A) the reduction of the exercise price of any outstanding Option under the Plan; (B) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (1) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (2) a Restricted Stock Award (including a stock bonus), (3) a Stock Appreciation Right, (4) Restricted Stock Unit, (5) an Other Stock Award, (6) cash and/or (7) other valuable consideration (as determined by the Board, in its sole discretion); or (C) any other action that is treated as a repricing under generally accepted accounting principles.

A-2

        (c)    Delegation to Committee.

        (i)    General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated to the Committee, Committees, subcommittee or subcommittees.

        (ii)    Section 162(m) and Rule 16b-3 Compliance.    In the sole discretion of the Board, the Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two (2) or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (A) delegate to a Committee which need not consist of Outside Directors the authority to grant Awards to eligible persons who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (B) delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

        (d)    Delegation to an Officer.    The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options (and, to the extent permitted by applicable law, other Stock Awards) and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Notwithstanding anything to the contrary in this Section 2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value pursuant to Section 14(v)(ii) below.  The Board may delegate to one of more officers the authority to renew and resolve disputes with respect to Awards held by Participants who are not an officer or director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

        (e)    Effect of Board's Decision.    All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

  SHARES SUBJECT TO THE PLAN.

        (a)    Share Reserve.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall consist of five million nine hundred eleven thousand seven hundred sixty-five (5,911,765)  ) shares of Common Stock (the "Share Reserve").  In addition, the number of shares of Common Stock available for issuance under Stock Awards pursuant to the Plan shall automatically increase on January 1st of each year commencing in 2010 and ending on (and including) January 1, 2019, in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock determined by the Board before the start of a calendar year for which an increase applies. For clarity, the limitation in this Section 3(a) is a limitation in the number of shares of the Company's common stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASD Rule 4350(i)(1)(A)(iii) or, if applicable, NYSE Listed Company Manual Section 303A.08, or AMEX Company Guide Section 711 and such issuance shall not reduce the number of shares.

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        (b)    Reversion of Shares to the Share Reserve.    If a Stock Award (i) expires or otherwise terminates without having been exercised in full, (ii) are forfeited back to the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or (iii) is settled in cash (i.e., the holder of the Stock Award receives cash rather than stock), the shares not issued under such Stock Award shall remain available for issuance under the Plan, and such expiration, termination, forfeiture or settlement shall not reduce (or otherwise offset) the number of shares of the Company's common stock that may be issued pursuant to the Plan. Also, any shares reacquired by the Company pursuant to subsection 8(g) or as consideration for the exercise of an Option shall again become available for issuance under the Plan.

        (c)    Incentive Stock Option Limit.    No more than 20,000,000 shares of common stock shall be issued pursuant to the exercise of Incentive Stock Options.

        (d)    Section 162(m) Limitation on Annual Grants.    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value on the date the Stock Award is granted covering more than five million (5,000,000) shares of Common Stock, provided that such limit is established solely for 162(m) purposes and that the excess portion of any Stock Award(s) granted above such limit shall not be deductible for purposes of Section 162(m).

        (e)    Source of Shares.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market.

  ELIGIBILITY.

        (a)    Eligibility for Specific Stock Awards.    Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

        (b)    Ten Percent Stockholders.    A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)    Consultants.    A Consultant shall be eligible for the grant of a Stock Award only if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is a natural person, or because of any other rule governing the use of Form S-8.

  OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall conform to (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

        (a)    Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement.

        (b)    Exercise Price.    Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than one hundred percent (100%) of the Fair Market Value subject to the Option if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code (whether or not such options are Incentive Stock Options).

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        (c)    Consideration.    The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 5(c) are:

        (i)    by cash, check, bank draft or money order payable to the Company;

        (ii)   pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

        (iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

        (iv)  by a "net exercise" arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, that shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the "net exercise", (B) shares are delivered to the Participant as a result of such exercise, and/or (C) shares are withheld to satisfy tax withholding obligations; or

        (v)   in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

        (d)    Transferability of Options.    The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

        (i)    Restrictions on Transfer.    An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder; provided, however, that the Board may, in its sole discretion, permit transfer of the Option in a manner that is not prohibited by applicable tax and/or securities laws upon the Optionholder's request.

        (ii)    Domestic Relations Orders.    Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

        (iii)    Beneficiary Designation.    Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder's estate shall be entitled to exercise the Option.

        (e)    Vesting of Options Generally.    The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 5(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

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        (f)    Termination of Continuous Service.    Except as otherwise provided in the applicable Option Agreement or any other written agreement between the Optionholder and the Company, in the event that an Optionholder's Continuous Service terminates (other than for Cause or upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service or as set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (g)    Extension of Termination Date.    An Optionholder's Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than for Cause or upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

        (h)    Disability of Optionholder.    In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service or as set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

        (i)    Death of Optionholder.    In the event that (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death or as set forth in the Option Agreement or other written agreement between Optionholder and the Company relating to the Option) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or, if applicable, by a person designated as the beneficiary of the option upon the Optionholder's death, but only within the period ending on the earlier of (A) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (B) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate. If the Optionholder designates a third party beneficiary of the Option in accordance with Section 5(d)(iii), then upon the death of the Optionholder such designated beneficiary shall have the sole right to exercise the Option and receive the Common Stock or other consideration resulting from an Option exercise.

        (j)    Termination for Cause.    Except as explicitly provided otherwise in an Optionholder's Option Agreement or any other written agreement between the Optionholder and the Company, in the event that an Optionholder's Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder's Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

        (k)    Non-Exempt Employees.    No Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

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  PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

        (a)    Restricted Stock Awards.    Each Restricted Stock Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company's Bylaws, at the Board's election, shares of Common Stock may be (x) held in book entry form subject to the Company's instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

        (i)    Consideration.    A Restricted Stock Award may be awarded in consideration for (A) past or future services actually or to be rendered to the Company or an Affiliate, or (B) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

        (ii)    Vesting.    Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

        (iii)    Termination of Participant's Continuous Service.    In the event a Participant's Continuous Service terminates, the Company may (to the extent determined by the Board) receive via a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

        (iv)    Transferability.    Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

        (b)    Restricted Stock Unit Awards.    Each Restricted Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical, provided, however, that each Restricted Stock Unit Award Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

        (i)    Consideration.    At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

        (ii)    Vesting.    At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

        (iii)    Payment.    A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

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        (iv)    Additional Restrictions.    At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

        (v)    Dividend Equivalents.    Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

        (vi)    Termination of Participant's Continuous Service.    Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

        (vii)    Compliance with Section 409A of the Code.    Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall incorporate terms and conditions necessary to avoid the consequences of Section 409A(a)(1) of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

        (c)    Stock Appreciation Rights.    Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right Agreement shall conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

        (i)    Term.    No Stock Appreciation Right shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Appreciation Right Agreement.

        (ii)    Strike Price.    Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value equivalents subject to the Stock Appreciation Right on the date of grant.

        (iii)    Calculation of Appreciation.    The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of shares of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

        (iv)    Vesting.    At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

        (v)    Exercise.    To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

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        (vi)    Payment.    The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

        (vii)    Termination of Continuous Service.    In the event that a Participant's Continuous Service terminates other than for Cause, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service or as set forth in the Stock Appreciation Right Agreement or other written agreement between Participant and the Company relating to the Stock Appreciation Right) but only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Participant's Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (B) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

        (viii)    Termination for Cause.    Except as explicitly provided otherwise in an Participant's Stock Appreciation Right Agreement, in the event that a Participant's Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate upon the termination date of such Participant's Continuous Service, and the Participant shall be prohibited from exercising his or her Stock Appreciation Right from and after the time of such termination of Continuous Service.

        (ix)    Compliance with Section 409A of the Code.    Notwithstanding anything to the contrary set forth herein, any Stock Appreciation Rights granted under the Plan that are not exempt from the requirements of Section 409A of the Code shall incorporate terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right. For example, such restrictions may include, without limitation, a requirement that a Stock Appreciation Right that is to be paid wholly or partly in cash must be exercised and paid in accordance with a fixed pre-determined schedule.

        (d)    Performance Awards.

        (i)    Performance Stock Awards.    A Performance Stock Award is a Stock Award that may be granted, may vest, or may be exercised based upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum number of shares that may be granted to any Participant in a calendar year attributable to Performance Stock Awards described in this Section 6(d)(i) shall not exceed five million (5,000,000) shares of Common Stock. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

        (ii)    Performance Cash Awards.    A Performance Cash Award is a cash award that may be granted upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained shall be conclusively determined by the Committee in its sole discretion. The maximum value that may be granted to any Participant in any calendar year attributable to cash awards described in this Section 6(d)(ii) shall not exceed one million dollars ($1,000,000). The Board may provide for or, subject to such terms and conditions as the Board may specify, may permit a Participant to elect for, the payment of any Performance Cash Award to be deferred to a specified date or event. The Committee may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that Common Stock authorized under the Plan may be used in payment of Performance Cash Awards, including additional shares in excess of the Performance Cash Award as an inducement to hold shares of Common Stock.

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        (e)    Other Stock Awards.    Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

  COVENANTS OF THE COMPANY.

        (a)    Availability of Shares.    During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

        (b)    Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

        (c)    No Obligation to Notify.    The Company shall have no duty or obligation to any holder of a Stock Award to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

  MISCELLANEOUS.

        (a)    Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

        (b)    Corporate Action Constituting Grant of Stock Awards.    Corporate action constituting a grant by the Company of a Stock Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant.

        (c)    Stockholder Rights.    No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until (i) such Participant has validly exercised the Stock Award pursuant to its terms and (ii) the issuance of the Common Stock pursuant to such exercise has been entered into the books and records of the Company.

        (d)    No Employment or Other Service Rights.    Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

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        (e)    Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

        (f)    Investment Assurances.    The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

        (g)    Withholding Obligations.    Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

        (h)    Electronic Delivery.    Any reference herein to a "written" agreement or document shall include any agreement or document delivered electronically or posted on the Company's intranet.

        (i)    Deferrals.    To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant's termination of employment or retirement, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

        (j)    Compliance with Section 409A of the Code.    To the extent that the Board determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences described in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and related Department of Treasury guidance. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Board determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Board may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

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  ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

        (a)    Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d) and 6(d)(i), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

        (b)    Dissolution or Liquidation.    Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

        (c)    Corporate Transaction.    The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award.

        (i)    Stock Awards May Be Assumed.    Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 2.

        (ii)    Stock Awards Held by Current Participants.    Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

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        (iii)    Stock Awards Held by Persons other than Current Participants.    Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

        (iv)    Payment for Stock Awards in Lieu of Exercise.    Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

        (d)    Change in Control.    A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

  TERMINATION OR SUSPENSION OF THE PLAN.

        (a)    Plan Term.    Unless sooner terminated by the Board pursuant to Section 2, the Plan shall automatically terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)    No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

  EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the Effective Date. Prior to the Effective Date, the Prior Plan is unaffected by the Plan, and Stock Awards shall continue to be granted from the Prior Plan. If the Plan has not been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the adoption of the Plan shall be null and void and the Prior Plan shall continue unaffected by the adoption of the Plan.

  CHOICE OF LAW.

        The law of the State of California shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state's conflict of laws rules.

  AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

13.1  Eligibility. Non-Employee Directors are eligible for Options granted pursuant to this Section 13. Notwithstanding the foregoing, this Section 13 does not limit the ability of the Board to grant discretionary Awards to Non-Employee Directors.

13.2  Initial Grant. Each Non-Employee Director who has not received an option to purchase Common Stock in the twelve (12) month period immediately preceding the Effective Date (the “Initial Twelve Month Period”) and who is or who becomes a member of the Board on the Effective Date will automatically be granted an Option to purchase fifty thousand (50,000) Shares on the Effective Date. Each Non-Employee Director who first becomes a member of the Board after the Effective Date will automatically be granted an Option to purchase fifty thousand (50,000) Shares on the date such Non-Employee Director first becomes a member of the Board. Each Option granted pursuant to this Section 13.2 shall be called an “Initial Grant.”

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13.3  Succeeding Grant. On the first business day following the annual meeting of the Company’s Stockholders, each Non-Employee Director who is continuing in service as a member of the Board will on the first business day following such annual meeting of stockholders automatically be granted an Option to purchase thirty thousand (30,000) Shares. Each Option granted pursuant to this Section 13.3 shall be called a “Succeeding Grant”.

13.4  Vesting and Exercisability.

(a)  Initial Grants. Initial Grants shall vest and become exercisable as to 1/36 of the total Shares subject to the Initial Grant on each monthly anniversary of the date of grant, such that Initial Grants are fully vested and exercisable on the third anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(b)  Succeeding Grants. Succeeding Grants shall vest and become exercisable as to 1/12 of the total Shares subject to the Succeeding Grant on each monthly anniversary of the date of grant, such that Succeeding Grants are fully vested and exercisable on the first anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(c)  Change In Control.  In the event of a Change In Control, the vesting of all Options granted to Non-Employee Directors pursuant to this Section 13 whose service as a director has not terminated before the consummation of the Change in Control shall accelerate and such Options will become exercisable in full immediately prior to the consummation of the Change In Control at such times and on such conditions as the Committee determines.

13.5  Form of Option Grant. Each Option granted under this Section 13 shall be a NSO and shall be evidenced by a Non-Employee Director Stock Award Agreement in such form as the Board from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.

13.6  Exercise Price. The Exercise Price per Share of each Option granted under this Section 13 shall be the Fair Market Value of the Share on the date the Option is granted.

13.7  Termination of Option. Except as provided in Section 13.4(c) or this Section 13.7, each Option granted under this Section 13 shall expire ten (10) years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board, a consultant or employee of the Company shall be referred to as the “Non-Employee Director Termination Date” for purposes of this Section 13.7. An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

(a)  Termination Generally. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company for any reason except death, Disability or Change In Control, each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director may be exercised by the Non-Employee Director within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(b)  Death. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her death, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(c)  Disability. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her Disability, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

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(d)  Change In Control.  If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of a Change In Control, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13.4 above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

  DEFINITIONS. As used in the Plan, the definitions contained in this Section 14 shall apply to the capitalized terms indicated below:

        (a)    "Affiliate"    means, at the time of determination, any "parent" or "subsidiary" of the Company as such terms are defined in Rule 405 of the Securities Act. The Board shall have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.

        (b)    "Award"    means a Stock Award or a Performance Cash Award.

        (c)    "Board"    means the Board of Directors of the Company.

        (d)    "Capitalization Adjustment"    means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

        (e)    "Cause"    means with respect to a Participant, the occurrence of any of the following events: (i) such Participant's commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant's attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant's intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant's unauthorized use or disclosure of the Company's confidential information or trade secrets; or (v) such Participant's gross misconduct. The determination that a termination of the Participant's Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

        (f)    "Change in Control"    means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

        (i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

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        (ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

        (iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;

        (iv)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

        (v)   individuals who, immediately following the Effective Time, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board).

        Notwithstanding the foregoing or any other provision of the Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

        The Board may, in its sole discretion and without Participant consent, amend the definition of "Change in Control" to conform to the definition of "Change of Control" under Section 409A of the Code and related Department of Treasury guidance, and the foregoing definition shall be interpreted so as to only include events that constitute a change in control under Section 409A of the Code and related Department of Treasury regulations and guidance.

        (g)    "Code"    means the Internal Revenue Code of 1986, as amended.

        (h)    "Committee"    means a committee of one (1) or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

        (i)    "Common Stock"    means the common stock of the Company.

        (j)    "Company"    means Adamis Pharmaceuticals Corporation (formerly Cellegy Pharmaceuticals, Inc.), a Delaware corporation.

        (k)    "Consultant"    means any person, including an advisor, who is (i)  engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a "Consultant" for purposes of the Plan.

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        (l)    "Continuous Service"    means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's service with the Company or an Affiliate, shall not terminate a Participant's Continuous Service. For example, a change in status from an employee of the Company to a Consultant (whether to the Company or to an Affiliate) or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

        (m)    "Corporate Transaction"    means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

        (i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

        (ii)   a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

        (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

        (iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

        (n)    "Covered Employee"    shall have the meaning provided in Section 162(m)(3) of the Code and the regulations promulgated thereunder.

        (o)    "Director"    means a member of the Board.

        (p)    "Disability"    means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code.

        (q)    "Effective Date"    means the date of the closing of the merger transaction contemplated by the Agreement and Plan of Reorganization dated as of February 12, 2008, entered into by and among Cellegy Pharmaceuticals, Inc., Cellegy Holdings, Inc., and Adamis Pharmaceuticals Corporation.

        (r)    "Employee"    means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an "Employee" for purposes of the Plan.

        (s)    "Entity"    means a corporation, partnership, limited liability company or other entity.

        (t)    "Exchange Act"    means the Securities Exchange Act of 1934, as amended.

        (u)    "Exchange Act Person"    means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities.

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        (v)    "Fair Market Value"    means, as of any date, the value of the Common Stock determined as follows:

        (i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

        (ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Section 409A of the Code.

        (w)    "Incentive Stock Option"    means an Option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (x)    "Non-Employee Director"    means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a Consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (y)    "Nonstatutory Stock Option"    means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

        (z)    "Officer"    means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (aa)    "Option"    means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

        (bb)    "Option Agreement"    means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant, as the same may be amended or modified. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (cc)    "Optionholder"    means a person to whom an Option is granted pursuant to the Plan or, if permitted under the terms of the Plan, such other person who holds an outstanding Option.

        (dd)    "Other Stock Award"    means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(e).

        (ee)    "Other Stock Award Agreement"    means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (ff)    "Outside Director"    means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an "affiliated corporation," and does not receive remuneration from the Company or an "affiliated corporation," either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

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        (gg)    "Own," "Owned," "Owner," "Ownership"    A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

        (hh)    "Participant"    means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

        (ii)    "Performance Cash Award"    means an award of cash granted pursuant to the terms and conditions of Section 6(d)(ii).

        (jj)    "Performance Criteria"    means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) earnings per share; (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total stockholder return; (v) return on equity; (vi) return on assets, investment, or capital employed; (vii) operating margin; (viii) gross margin; (ix) operating income; (x) net income (before or after taxes); (xi) net operating income; (xii) net operating income after tax; (xiii) pre-tax profit; (xiv) operating cash flow; (xv) sales or revenue targets; (xvi) increases in revenue or product revenue; (xvii) expenses and cost reduction goals; (xviii) improvement in or attainment of working capital levels; (xix) economic value added (or an equivalent metric); (xx) market share; (xxi) cash flow; (xxii) cash flow per share; (xxiii) share price performance; (xxiv) debt reduction; (xxv) implementation or completion of projects or processes; (xxvi) customer satisfaction; (xxvii) completion of regulatory or development milestones; (xxviii) stockholders' equity; and (xxix) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.

        (kk)    "Performance Goals"    means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the satisfaction of the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. At the time of the grant of any Award, the Board is authorized to determine whether, when calculating the attainment of Performance Goals for a Performance Period: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; and (v) to exclude the effects of any "extraordinary items" as determined under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

        (ll)    "Performance Period"    means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

        (mm)    "Performance Stock Award"    means a Stock Award granted under the terms and conditions of Section 6(d)(i).

        (nn)    "Plan"    means this Adamis Pharmaceuticals, Inc. 2009 Equity Incentive Plan.

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        (oo)    "Restricted Stock Award"    means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

        (pp)    "Restricted Stock Award Agreement"    means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (qq)    "Restricted Stock Unit Award"    means an unfunded right to receive shares of Common Stock at a future date which is granted pursuant to the terms and conditions of Section 6(b).

        (rr)    "Restricted Stock Unit Award Agreement"    means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

        (ss)    "Rule 16b-3"    means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

        (tt)    "Securities Act"    means the Securities Act of 1933, as amended.

        (uu)    "Stock Appreciation Right"    means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 6(c).

        (vv)    "Stock Appreciation Right Agreement"    means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

        (ww)    "Stock Award"    means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

        (xx)    "Stock Award Agreement"    means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (yy)    "Subsidiary"    means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

        (zz)    "Ten Percent Stockholder"    means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

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Appendix B

AMENDED AND RESTATED CHARTER OF THE
AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
ADAMIS PHARMACEUTICALS CORPORATION

The Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Audit Committee (the “Committee”) as described below, subject to amendment by the Board from time to time:

Section 1.

STATEMENT OF PURPOSE

1.1.

The Committee is established for the primary purpose of:

(a)

appointing, overseeing and replacing, if necessary, the Company’s independent registered public accounting firm (the “independent auditor”);

(b)

assisting the Board in overseeing:

(i)

the integrity of the Company’s financial statements,

(ii)

the integrity of the accounting and financial reporting processes of the Company,

(iii)

the Company’s compliance with legal and regulatory requirements,

(iv)

the independent auditor’s qualifications and independence and

(v)

the performance of the Company’s independent auditor and internal audit function (if any); and

(c)

preparing the report of the Committee that the Securities and Exchange Commission (the “SEC”) requires to be included in the Company’s annual proxy statement.

1.2.

Company management is responsible for preparing the Company’s financial statements and the independent auditor is responsible for auditing those financial statements.  It is not the duty of the Committee to plan or conduct the audit or to determine that the Company’s statements are complete and accurate or are in accordance with generally accepted accounting principles in the United States (“GAAP”).  Nothing in this Audit Committee Charter (this “Charter”) changes, or is intended to change, the responsibilities of management or the independent auditor.  Moreover, nothing in this Charter is intended to increase the liability of the members of the Committee beyond that which would exist were this Charter not adopted and approved by the Board.

1.3.

The Committee has the direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the independent auditor regarding financial reporting.

1.4.

The Committee will encourage improvement of, and foster adherence to, the Company’s policies and procedures.

1.5.

The Committee will also foster open communication among the independent auditor, financial and senior management, the internal audit function (if any), and the Board.

Section 2.

ORGANIZATION

2.1.

Independence.  The Committee will be comprised of three or more directors as determined by the Board and each such Committee member will satisfy the listing requirements of The NASDAQ Stock Market (“NASDAQ”).  The Committee will have all independent members.

2.2.

Qualifications.  Each member of the Committee shall be familiar with finance and accounting practice and principles and shall be financially literate at the time of his or her appointment, as determined by the Board in its business judgment.  Furthermore, at least one member of the Committee will be an “audit committee financial expert,” as such a term is defined by the SEC, as determined by the Board in its business judgment or, if not, the Company shall disclose its lack of an “audit committee financial expert” and the reasons why it does not have one in its required filings with the SEC.  Committee members will be encouraged to enhance their familiarity with finance and accounting.

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2.3.

Election and Removal.  The members of the Committee shall be elected by the Board, on the recommendation of the Nominating and Corporate Governance Committee, to serve until their successors are elected.  The Board shall designate one member as chairperson of the Committee (the “Chairperson”) or delegate the authority to designate the Chairperson to the Committee, in which case the members of the Committee may designate the Chairperson by majority vote.  The Board may remove members of the Committee from such Committee at any time, with or without cause.  In the event that the removal or resignation of a Committee member, or any other occurrence which renders a member unable to discharge his or her duties with the respect to the Committee, causes the number of members then serving on the Committee to be fewer than three, the Board shall promptly designate a successor.

2.4.

Service on Multiple Audit Committees.  A Committee member shall disclose to the Board any position he or she holds on the audit committee of another public company, including any invitations he or she receives to sit on another public company’s audit committee.  The Board shall determine whether or not the Committee member’s service on another company’s audit committee impairs such member’s ability to serve on the Company’s Committee.  Committee members should be a member of no more than five public company audit committees; however, the Board may waive this limit in its discretion.

2.5.

Subcommittees.  The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer.  Each subcommittee shall keep minutes of its meetings and report them to the Committee.

Section 3.

DUTIES AND RESPONSIBILITIES

The following are the duties and responsibilities of the Committee (in addition to any others that the Board may from time to time delegate to the Committee):

3.1.

Accounting Reviews and Reports.

(a)

Review and discuss with management and the independent auditor the Company’s annual financial statements, quarterly financial statements and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” (the “MD&A”) of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Review and discuss with management the quarterly and year-end press releases disclosing financial results and financial forecasts.  Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under GAAP standards.  Review other relevant reports or financial information submitted by the Company to any governmental body or the public and relevant reports rendered by the independent auditor (or summaries thereof).

(b)

Discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act of 2002, including the evaluation of the effectiveness of disclosure controls by the Chief Executive Officer and Chief Financial Officer.

(c)

Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which management obtained a Statement of Auditing Standards No. 50 letters, and the clarity of the disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under the MD&A.

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(d)

Recommend to the Board whether the financial statements should be included in the Company’s annual report.

(e)

Prepare the audit committee report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.

3.2.

Independent Auditor Oversight.

(a)

Annually appoint and determine the compensation of the independent auditor and oversee the work performed by the independent auditor through periodic reports from the independent auditor.

(b)

Annually review the performance of the independent auditor and remove the independent auditor if circumstances warrant.  The independent auditor will report directly to the Committee and the Committee will oversee the resolution of disagreements between management and the independent auditor if they arise.  Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90, and any subsequent amendments thereto.

(c)

Review with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines, and adequacy of staffing and compensation.  Review with the independent auditors any difficulties with management’s responses.

(d)

Review with the independent auditor and management any problems or difficulties in conducting the audit and hold timely discussions with the independent auditor regarding the following:

(i)

all critical accounting policies and practices used in preparation of the Company’s financial statements;

(ii)

any alternative treatments of GAAP that have been discussed with management, the ramifications of the use of such alternative (including disclosures) and the treatment preferred by the independent auditor; and

(iii)

other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

(e)

At least annually, obtain and review formal written documentation from the independent auditor describing:

(i)

any material issues raised by the independent audit firm’s most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(ii)

the auditor’s independence and all relationships between the independent auditor and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1 and any amendments thereto.  The formal reports from the independent auditor to the Committee should be used to evaluate the independent auditor’s qualifications, performance and independence.

(f)

Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take appropriate actions to oversee the independence of the outside auditor.

(g)

Annually review the experience and qualifications of the lead partner and other senior members of the independent audit team, including compliance with applicable rotation requirements.  The Committee will also consider whether there should be rotation of the firm itself.

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(h)

Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor.  The Committee shall consider whether the independent auditor’s performance of permissible nonaudit services is compatible with such auditor’s independence.  The authority to grant pre-approvals may be delegated to one or more designated members of the Committee whose decisions will be presented to the full Committee at its next regularly scheduled meeting.

(i)

Review and approve the hiring of any employees or former employees of the independent auditor.

3.3.

Review of Internal Controls.

(a)

Discuss and review the effect of regulatory and accounting initiatives, alternative GAAP methods and off-balance-sheet structures on the financial statements of the Company.

(b)

Review significant changes in accounting or auditing practices, principles or policies.

(c)

Periodically review with the Chief Financial Officer any significant difficulties, deficiencies and material weaknesses in the design or operation of internal controls, any fraud that involves management or other employees who play a significant role in the Company’s internal controls, disagreements with management or scope restrictions encountered in the course of the internal audit function’s work (if any).

3.4.

Risk Assessment and Risk Management.

(a)

Review the policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

(b)

Review the terms and scope of liability insurance coverage, including directors’ and officers’ insurance and the annual renewal thereof.

(c)

Review with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements.

3.5.

Complaints.  Establish procedures for the confidential, anonymous submission by Company employees of information regarding questionable accounting or auditing matters, including procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.  Oversee, review and assess the administration and operation of the Company’s Sarbanes-Oxley Whistleblower Procedures.

3.6.

Code of Ethics.  Establish, maintain and oversee the Company’s Code of Ethics for executive officers and directors and such other employees and agents of the Company as it determines, and periodically review and update such Code as needed.  The Committee shall discuss with management and the independent and internal auditors (if any), the overall corporate “tone” for ethical financial and business behavior, including the need for integrity, transparency and compliance in all financial and business matters.

3.7.

Related Party Transactions.  Review and approve all related party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K).

3.8.

Committee Self-Evaluation.  The Committee shall conduct a periodic performance assessment relative to the Committee’s purpose, duties and responsibilities outlined herein, report to the Board on the results of such evaluation and make any appropriate recommendations to further enhance the Committee’s performance.  The Committee’s performance evaluation shall be conducted in such manner as the Committee deems appropriate.

3.9.

Charter Review.  The Committee shall review and assess the adequacy of this Charter periodically and recommend to the Board any necessary amendments.  Any changes to this Charter must be approved by the Board and communicated in writing.

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3.10.

Reporting to the Board.  The Chairperson shall regularly, and whenever so requested by the Board, report all material activities of the Committee to the Board, with recommendations to the Board as the Committee deems appropriate.

3.11.

Generally.  Perform such other duties as may be required by law or requested by the Board or deemed appropriate by the Committee.  The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment.

Section 4.

Procedures and Administration

4.1.

Meetings.  The Committee shall meet as frequently as considered necessary by the Committee or the Chairperson, and no less than quarterly.  To the extent practicable, such meetings shall be held in conjunction with the regularly scheduled Board meetings.  Committee meetings may be held in person or telephonically.  The Committee shall fix its own rules of procedure.

4.2.

Executive Sessions.  The Committee shall meet periodically, and no less than annually, with management and the independent auditor in separate executive sessions to discuss the results of examinations or any matters that the Committee or any such party believes should be discussed privately.  In addition, the Committee shall meet with the independent auditor and management to discuss the annual audited financial statements.

4.3.

Notice.  Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participating in any meeting shall be deemed to constitute waiver of any deficiency in such notice).

4.4.

Action.  A majority of regular members then serving on the Committee shall constitute a quorum.  Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of members of the Committee (or subcommittee).  Action may be taken by the Committee (or any subcommittee of the Committee) without a meeting if all of the members of the Committee (or subcommittee) indicate their approval thereof in writing.

4.5.

Agendas.  The Committee meeting agendas shall be the responsibility of the Chairperson with input from the Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the Chairperson.

4.6.

Recording Meetings.  The Committee shall keep written minutes of its meetings and distribute such minutes to each Board member.

4.7.

Independent Advisors.  The Committee has the authority to obtain advice and assistance from outside legal counsel, accounting or other outside advisors as deemed appropriate by the Committee in its sole discretion to perform its duties and responsibilities.  The Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information and advice to the Committee and (ii) the accuracy of such information and advice, absent actual knowledge of any inaccuracy or unreliability (which shall be promptly reported to the Board).

4.8.

Expenses.  The Committee is empowered, without further action by the Board, to cause the Company to pay compensation to the independent auditor, to any advisors that the Committee chooses to engage and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.9.

Access to Information.  The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company meet with the Committee or any advisors engaged by the Committee.

* * *

B-5

 Appendix C

AMENDED AND RESTATED CHARTER OF THE
COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF
ADAMIS PHARMACEUTICALS CORPORATION

The Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Compensation Committee (the “Committee”) as described below, subject to amendment by the Board from time to time:

Section 1.

Statement of Purpose

1.1.

The purpose of the Committee is to:

(a)

oversee the Company’s compensation philosophy generally;

(b)

seek to ensure that compensation decisions both represent sound fiscal policy and enable the Company to attract and motivate qualified personnel;

(c)

advise the Board regarding, and facilitate the Board’s oversight of, the compensation of the Board, the Company’s Chief Executive Officer (“CEO”) and the other executive officers of the Company; and

(d)

oversee the Company’s management resources, succession planning and management development activities.

1.2.

The Committee shall engage in regular and meaningful contact throughout the year with the Board, other committee chairpersons, members of senior management and other key Committee advisors, as applicable, to strengthen the Committee’s knowledge of sound compensation and human resources policies.

Section 2.

oRGANIZATION

2.1.

Independence. The Committee will be comprised of two or more directors as determined by the Board and each such committee member will satisfy the independence requirements of The NASDAQ Stock Market (“NASDAQ”) (regardless of whether shares of the Company’s common stock are listed on that exchange). The Committee will have all independent members. In addition, each member of the Committee shall qualify as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.2.

Election and Removal. The members of the Committee shall be elected by the Board, on the recommendation of the Nominating and Corporate Governance Committee, to serve until their successors are elected. The Board shall designate one member as chairperson of the Committee (the “Chairperson”) or delegate the authority to designate the Chairperson to the Committee, in which case the members of the Committee may designate the Chairperson by majority vote. The Board may remove members of the Committee from such Committee at any time, with or without cause. In the event that the removal or resignation of a Committee member, or any other occurrence which renders a member unable to discharge his or her duties with the respect to the Committee, causes the number of members then serving on the Committee to be fewer than two, the Board shall promptly designate a successor.

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2.3.

Subcommittees. The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer. Each subcommittee shall keep minutes of its meetings and report them to the Committee.

Section 3.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee (in addition to any others that the Board may from time to time delegate to the Committee):

3.1.

Executive Officer Compensation. The Committee shall review and approve individual and corporate goals and objectives relevant to executive officer compensation and shall evaluate the performance of each executive officer in light of those goals and objectives. Based on this evaluation, the Committee shall review and approve, or recommend for approval by the independent directors (as directed by the Board) executive officer compensation, including salary, bonus and incentive compensation, deferred compensation, perquisites, equity compensation, benefits provided upon retirement, severance or other compensation upon termination of employment and any other forms of executive compensation. The Committee will deliberate and vote on each executive officer’s compensation outside the presence of such executive officer.

3.2.

CEO Compensation. The Committee shall annually review and approve, or recommend for approval by the independent directors (as directed by the Board) the CEO’s compensation based on the Committee’s evaluation of the CEO’s performance. If applicable, in evaluating and determining the CEO’s compensation, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“say on pay vote”) required by Section 14A of the Exchange Act. The Committee will deliberate and vote on the CEO’s compensation outside the presence of the CEO.

3.3.

Covered Employee Assessment. The Committee shall periodically review, discuss and assess the performance of any “covered employee” (as defined in Section 162(m) of the Internal Revenue Code) in light of the relevant corporate and individual performance goals and objectives, seeking input from the CEO, individual members of senior management, the full Board and others. The purpose of the review is to increase the effectiveness of senior management as a whole and on an individual basis.

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3.4.

Plan Recommendations and Approvals. The Committee shall make recommendations to the Board regarding the adoption of new incentive compensation plans and equity-based plans, as well as the Company’s 401(k) plan, if any, and administer the Company’s existing incentive compensation plans and equity-based plans, including reviewing and approving stock option grants and other equity awards and outside valuations of the common stock of the Company underlying such grants. To the extent permitted by applicable law, stock exchange rules and the provisions of a specific equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to grant options or other equity awards, and amend the terms of such awards, pursuant to such equity based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company, such power to be limited to the parameters set forth in the applicable resolutions adopted by the Committee.

3.5.

Director Compensation. The Committee shall review and recommend to the Board the compensation paid to non-employee Directors for their service on the Board and on its committees. In making its recommendations, the Committee shall give due consideration to what is customary compensation for directors of comparable companies and any other factors it deems consistent with the policies and principles set forth in this Charter.

3.6.

Filings. The Committee shall:

(a)

if applicable, review and discuss with Company management the “Compensation Discussion and Analysis” (the “CD&A”) required to be included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and, based on such review and discussion, in the case of CD&A proposed to be included in the Company’s annual proxy statement or Annual Report on Form 10-K, recommend to the Board of Directors whether such CD&A should be included in such proxy statement or annual report, as the case may be; and

(b)

if applicable, prepare the annual compensation committee report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.

3.7.

Non-Executive Compensation and Benefits Plans. The Committee shall review and approve the general design and terms of significant non-executive compensation and benefits plans including, as relevant, incentive compensation and bonus programs.

3.8.

Succession Planning. The Committee shall oversee the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company, including the position of CEO.

3.9.

Committee Self-Evaluation. The Committee shall conduct a periodic performance assessment relative to the Committee’s purpose, duties and responsibilities outlined herein, report to the Board on the results of such evaluation and make any appropriate recommendations to further enhance the Committee's performance. The Committee’s performance evaluation shall be conducted in such manner as the Committee deems appropriate.

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3.10.

Charter Review. The Committee shall review and assess the adequacy of this Charter periodically and recommend to the Board any necessary amendments. Any changes to this Charter must be approved by the Board and communicated in writing.

3.11.

Reporting to the Board. The Chairperson shall regularly, and whenever so requested by the Board, report all material activities of the Committee to the Board, with recommendations to the Board as the Committee deems appropriate.

3.12.

Generally. The Committee shall perform such other duties as may be required by law or requested by the Board or deemed appropriate by the Committee. The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment.

Section 4.

Procedures and Administration

4.1.

Meetings. The Committee shall meet as frequently as considered necessary by the Committee or the Chairperson. To the extent practicable, such meetings shall be held in conjunction with the regularly scheduled Board meetings. Committee meetings may be held in person or telephonically. The Committee shall fix its own rules of procedure.

4.2.

Notice. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).

4.3.

Action. A majority of regular members then serving on the Committee shall constitute a quorum. Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee). Action may be taken by the Committee (or any subcommittee of the Committee) without a meeting if all of the members of the Committee (or subcommittee) indicate their approval thereof in writing.

4.4.

Agendas. The Committee meeting agendas shall be the responsibility of the Chairperson with input from the Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the Chairperson.

4.5.

Recording Meetings. The Committee shall keep written minutes of its meetings and distribute such minutes to each Board member.

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4.6.

Independent Advisors. The Committee is authorized, in its sole discretion and without further action by the Board, to engage such independent legal, accounting or other advisors as it deems necessary or appropriate to carry out its responsibilities; provided that, prior to retaining any such advisors, the Committee shall conduct and document an analysis of such advisors’ independence pursuant to the rules of the principal exchange on which the Company’s securities are listed. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any independent legal, accounting or other advisors.

4.7.

Compensation Consultant. The Committee shall have the authority, in its sole discretion and without further action by the Board, to engage and terminate any compensation consultant to be used to assist in the evaluation of executive officer, CEO or Board compensation, and shall have the authority to approve the consultant’s fees; provided that, prior to retaining any such consultant, the Committee shall conduct and document an analysis of such consultant’s independence pursuant to the rules of the principal exchange on which the Company’s securities are listed. The Committee may also commission various compensation studies it deems appropriate. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant.

4.8.

Expenses. The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall be authorized to access, at the Company’s expense, such internal and external resources, including retaining legal, financial and other advisors, as the Committee deems necessary or appropriate to fulfill its responsibilities. The Committee shall have the sole authority to approve fees, costs and other terms of engagement of outside resources such as compensation consultants.

4.9.

Access to Information. The Committee shall communicate to the CEO or his or her designee the expectations of the Committee, and the nature, timing and extent of any specific information or other supporting materials requested by the Committee, for its meetings and deliberations. The Committee shall be authorized to request members of senior management, outside counsel and other advisors to participate in Committee meetings.

* * *

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Appendix D

AMENDED AND RESTATED CHARTER OF THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE

BOARD OF DIRECTORS OF
ADAMIS PHARMACEUTICALS CORPORATION

The Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) as described below, subject to amendment by the Board from time to time:

Section 1.

Statement of Purpose

1.1.

The primary purpose of the Committee is to:

(a)

identify individuals qualified to become directors;

(b)

serve as the Company’s nominating committee to recommend a slate of director nominees to be proposed by the Board to the stockholders (and recommend any director nominees to be elected by the Board to fill interim vacancies);

(c)

recommend directors for membership on Board committees; and

(d)

review and recommend a set of corporate governance principles applicable to the Company.

1.2.

If a director believes that a significant issue involving corporate governance at the Company exists, that director shall promptly bring such issue directly to the attention of the Committee. Absent unusual circumstances, discussion of such issues with the Committee should occur prior to raising the matter with other directors or members of management.

Section 2.

organization

2.1.

Independence. The Committee will be comprised of two or more directors as determined by the Board and each such committee member will satisfy the independence requirements of The NASDAQ Stock Market (“NASDAQ”). The Committee will have all independent members.

2.2.

Election and Removal. The members of the Committee shall be elected by the Board to serve until their successors are elected. The Board shall designate one member as chairperson of the Committee (the “Chairperson”) or delegate the authority to designate the Chairperson to the Committee, in which case the members of the Committee may designate the Chairperson by majority vote. The Board may remove members of the Committee from such Committee at any time, with or without cause. In the event that the removal or resignation of a Committee member, or any other occurrence which renders a member unable to discharge his or her duties with the respect to the Committee, causes the number of members then serving on the Committee to be fewer than two, the Board shall promptly designate a successor.

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2.3.

Subcommittees. The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer. Each subcommittee shall keep minutes of its meetings and report them to the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of the members of the Committee who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended or (b) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and for any other purpose that the Committee deems appropriate.

Section 3.

Duties and Responsibilities

The following are the duties and responsibilities of the Committee (in addition to any others that the Board may from time to time delegate to the Committee):

3.1.

Director Nominees. The Committee shall be responsible for identifying individuals qualified to become board members, consistent with such criteria as the Board may approve, and selecting, or recommending to the Board for selection, nominees for election as directors. The Committee shall set a process for identifying and evaluating nominees, develop a profile of various attributes that a potential member of the Board should possess in order to contribute effectively to the Board and determine and periodically review its criteria for Board membership. In fulfilling its responsibility to nominate directors, the Committee shall have the authority to retain a director search firm.

3.2.

Policy for Stockholder Recommendations. The Committee shall be responsible for establishing and maintaining a policy under which the Company’s stockholders may recommend a candidate to the Committee for consideration for nomination as a director.

3.3.

Committee Nominees and Term. The Committee shall recommend to the Board qualified individuals to serve as committee members on the various Board committees. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed. The Committee shall make recommendations regarding the term of committee members and the committee chairperson.

3.4.

Board Composition and Evaluation. The Committee shall recommend criteria for assessment of the performance of the Board as a whole, for each Board committee and for individual directors. The Committee shall annually review and evaluate the performance, operations, size and composition of the Board.

3.5.

Director Assessment upon Change of Circumstances. The Committee shall review and assess any director who: (a) retires, (b) changes from the principal occupation or principal background association held when such director was originally invited to join the Board, (c) joins any new board of directors of a public or private company or (d) joins a governmental commission, and in each case shall determine whether it believes that such director’s change in circumstances represents a conflict of interest or otherwise inhibits such director’s ability to serve the best interest of the Company and its stockholders.

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3.6.

Director Education. The Committee shall evaluate the need and, if necessary, create a plan, for the orientation and continuing education of directors.

3.7.

Corporate Governance Guidelines. The Committee shall oversee the adoption and periodic review and assessment of a set of Corporate Governance Guidelines.

3.8.

Committee Self-Evaluation. The Committee shall conduct a periodic performance assessment relative to the Committee’s purpose, duties and responsibilities outlined herein, report to the Board on the results of such evaluation and make any appropriate recommendations to further enhance the Committee's performance. The Committee’s performance evaluation shall be conducted in such manner as the Committee deems appropriate.

3.9.

Charter Review. The Committee shall review and assess the adequacy of this Charter periodically and recommend to the Board any necessary amendments. Any changes to this Charter must be approved by the Board and communicated in writing.

3.10.

Reporting to the Board. The Chairperson shall regularly, and whenever so requested by the Board, report all material activities of the Committee to the Board, with recommendations to the Board as the Committee deems appropriate.

3.11.

Generally. The Committee shall perform such other duties as may be required by law or requested by the Board or deemed appropriate by the Committee. The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment.

Section 4.

PROCEDURES AND ADMINISTRATION

4.1.

Meetings. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. To the extent practicable, such meetings shall be held in conjunction with the regularly scheduled Board meetings. Committee meetings may be held in person or telephonically. The Committee shall fix its own rules of procedure.

4.2.

Notice. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).

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4.3.

Action. A majority of regular members then serving on the Committee shall constitute a quorum. Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee). Action may be taken by the Committee (or any subcommittee of the Committee) without a meeting if all of the members of the Committee (or subcommittee) indicate their approval thereof in writing.

4.4.

Agendas. The Committee meeting agendas shall be the responsibility of the Chairperson with input from the Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the Chairperson.

4.5.

Recording Meetings. The Committee shall keep written minutes of its meetings and distribute such minutes to each Board member.

4.6.

Independent Advisors. The Committee is authorized, without further action by the Board, to engage such independent legal, accounting or other advisors as it deems necessary or appropriate to carry out its responsibilities.

4.7.

Expenses. The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

4.8.

Access to Information. The Committee shall communicate to the CEO or his or her designee the expectations of the Committee, and the nature, timing and extent of any specific information or other supporting materials requested by the Committee, for its meetings and deliberations. The Committee shall be authorized to request members of senior management, outside counsel and other advisors to participate in Committee meetings.

* * *

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Appendix E

Form of Non-Employee Director Restricted Stock Unit Award

ADAMIS PHARMACEUTICALS CORPORATION

RESTRICTED STOCK UNIT AWARD GRANT NOTICE
AND AWARD AGREEMENT
NON-EMPLOYEE DIRECTORS
(2009 EQUITY INCENTIVE PLAN)

Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Adamis Pharmaceuticals Corporation 2009 Equity Incentive Plan (the “Plan”).

Participant Name:

NOTICE OF RESTRICTED STOCK UNIT GRANT

Adamis Pharmaceuticals Corporation (the “Company”) has granted the individual named above (“Participant”) an Award of Restricted Stock Units (the “RSUs” or “Restricted Stock Units”), subject to the terms and conditions of the Plan and this Restricted Stock Unit Award Grant Notice and Award Agreement, including the Terms and Conditions of Restricted Stock Unit Grant for Non-Employee Directors attached hereto as Exhibit A, each of which is incorporated herein in their entirety and made a part hereof (collectively, the “Award Agreement”), as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:	Date of Grant

Number of RSUs:

Vesting Schedule: The RSU shall vest on the seventh anniversary of the Vesting Commencement Date, subject to the other provisions of the Award Agreement, and shall vest earlier in the circumstances described in the Award Agreement.

Election Regarding Stock Sale Arrangement: At the time of executing this Grant Notice, Participant may make an election (i) whether to sell to the Company a portion of the shares of Common Stock underlying the RSUs on the applicable vesting date, as described in Section 3(c) of the Agreement, if, and only if, at the time of such vesting the Company has in effect a policy or program for such purchases and sales, and (ii) whether to have the delivery of the shares delayed as provided in Section 3(d). If one of the options below is not selected, then the Company will assume that the Participant did not elect to participate in the stock sale arrangement described in Section 3(c) of the Agreement and did elect to have the delay provision described in Section 3(d) apply. Participant acknowledges and agrees that the Company may never establish such a policy or program, and is under no obligation to establish or maintain any such program. Please choose one of the following options:

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___

I DO NOT wish to participate in the stock sale arrangement described in Section 3(c) of the Agreement, and DO wish to have the possible delay provision in Section 3(d) apply to the delivery of my shares. (Default choice if no box is checked.)

___

I DO NOT wish to participate in the stock sale arrangement described in Section 3(c) of the Agreement, and DO NOT wish to have the possible delay provision in Section 3(d) apply to the delivery of my shares. (Default choice if no box is checked.)

___

I DO wish to participate in the stock sale arrangement described in Section 3(c) of the Agreement, if the Company has established and maintained such an arrangement, and DO NOT wish to have the possible delay provision in Section 3(d) apply to the delivery of the shares not sold.

Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Grant Notice, the Award Agreement and the Plan. Participant further acknowledges that as of the Date of Grant, this Award Agreement sets forth the entire understanding between Participant and the Company regarding the award of the RSUs and the underlying Common Stock and supersedes all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only, if any:

OTHER AGREEMENTS:

ADAMIS PHARMACEUTICALS CORPORATION		PARTICIPANT

By:
	Signature	Signature

Title:

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EXHIBIT A

ADAMIS PHARMACEUTICALS CORPORATION

2009 EQUITY INCENTIVE PLAN
TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT GRANT

FOR NON-EMPLOYEE DIRECTORS

Pursuant to the Notice of Restricted Stock Unit Grant (“Grant Notice”), these Terms and Conditions of Restricted Stock Unit Grant for Non-Employee Directors, and the Company’s 2009 Equity Incentive Plan (the “Plan”) (collectively, the “Agreement” or the “Award Agreement”), Adamis Pharmaceuticals Corporation (the “Company”) has awarded the participant identified in the Grant Notice (“you” or the “Participant”) a Restricted Stock Unit Award for the number of restricted stock units (“RSUs” or “Restricted Stock Units”) indicated in the Grant Notice (the “Award”). Capitalized terms not explicitly defined in this Agreement but defined in the Plan shall have the same definitions as in the Plan. Subject to adjustment and the terms and conditions as provided herein and in the Plan, each RSU shall represent the right to receive one (1) share of Common Stock. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan shall control.

The details of your Award, in addition to those set forth in the Grant Notice, are as follows.

1.

NUMBER OF RSUS AND SHARES OF COMMON STOCK.

(a)

The number of RSUs subject to your Award and the number of shares of Common Stock deliverable with respect to such RSUs may be adjusted from time to time for Capitalization Adjustments as described in Section 9(a) of the Plan. You shall receive no benefit or adjustment to your Award with respect to any cash dividend or other distribution that does not result from a Capitalization Adjustment as described in Section 9(a) of the Plan; provided, however, that this sentence shall not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.

(b)

Any additional RSUs, shares of Common Stock, cash or other property that becomes subject to the Award pursuant to this Section 1 shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs and Common Stock covered by your Award.

(c)

Notwithstanding the provisions of this Section 1, no fractional RSUs or rights for fractional shares of Common Stock shall be created pursuant to this Section 1. The Board shall, in its discretion, determine an equivalent benefit for any fractional RSUs or fractional shares that might be created by the adjustments referred to in this Section 1.

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2.

VESTING.

(a)

Subject to the limitations and other provisions contained herein, the RSUs shall vest, if at all, on the date(s) provided in the Vesting Schedule set forth in your Grant Notice and as provided in this Agreement. Vesting shall cease upon the termination of your Continuous Service except as otherwise provided herein.

(b)

In the event of a Change in Control (as defined in the Plan and provided that the Change in Control constitutes a change in control event described in paragraph (a)(2)(A)(v) of Section 409A or any other applicable provisions of Section 409A regarding change in control events) before your RSUs are fully vested, then all of the unvested RSUs subject to this Award shall become fully vested immediately prior to the effective date of such Change in Control and such Shares shall be issued prior to such Change in Control, subject to the provisions of Section 18 below. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any final U.S. Treasury Regulations and U.S. Internal Revenue Service guidance thereunder, as each may be amended from time to time.

(c)

In the event of your separation from service, as defined in Section 409A, due to your death before your RSUs are fully vested, then all of the unvested RSUs subject to this Award shall become fully vested upon such separation from service.

(d)

In the event of your separation from service, as defined in Section 409A, due to your Disability, as defined in the Plan and provided that such Disability constitutes “disability” as defined in Section 409A, then all of the unvested RSUs subject to this Award shall become fully vested upon the occurrence of such separation from service.

3.

DELIVERY OF SHARES OF COMMON STOCK.

(a)

Subject to the provisions of this Agreement and the Plan, delivery of one share of Common Stock for each RSU which vests (“Shares”) shall occur as soon as practicable after the applicable vesting date but in each case within thirty (30) days following the vesting date (sometimes referred to as the “Original Issuance Date”) (or as otherwise provide below). In no event will Participant be permitted, directly or indirectly, to specify the taxable year of the payment of any Shares under this Award.

(b)

You shall be solely responsible for any and all federal, state and local taxes due with respect to the Award and any payment hereunder.

(c)

Because the vesting of RSUs creates tax obligations to you, the Company is offering you the opportunity at the time of executing this Agreement to elect to sell to the Company, if and only if after the date of this Award the Company establishes and maintains such a purchase program or policy, on the vesting date a whole number of shares of Common Stock underlying your RSUs equal as nearly as possible to 40% of the vested shares covered by the Award, at a price per share equal to the Fair Market Value of a share of the Common Stock on the vesting date. If you elect to participate in this stock sale arrangement and the Company establishes and maintains such a program or policy, the Company will remit promptly to you the aggregate purchase price for the shares of Common Stock so purchased at the address on file with the Company and will distribute the balance of the shares underlying the RSUs in the manner provided in Section 3(a) of this Agreement. Participant acknowledges and agrees that the Company may never establish such a policy or program, and is under no obligation to establish or maintain any such program.

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(d) Notwithstanding the foregoing, if the Company does not purchase shares pursuant to the preceding paragraph, and if (i) the Original Issuance Date does not occur (1) during an “open window period” applicable to Participant, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when Participant is otherwise permitted to sell shares of Common Stock on an established stock exchange, stock market or quotation system (including, but not limited to, under a previously established Rule 10b5-1 trading plan) and sale of such shares would not violate any “lock-up” agreement undertaken in connection with an issuance of securities by the Company or any applicable registration requirements under the Securities Act of 1933, as amended, and (ii) the Company elects, prior to the Original Issuance Date, not to satisfy any applicable tax withholding obligation by withholding shares from the Shares otherwise due to the Participant on the Original Issuance Date under this Agreement, then provided that the delivery described below complies with an applicable exemption under Section 409A, the shares that would otherwise be issued to Participant on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered as soon as practicable on the date on which the sale of such Shares would not be in violation of any such registration requirements, federal securities laws (or any Company policy related thereto), lock-up agreement or would otherwise be permitted under applicable securities laws or Company policies by the Participant on the open market; provided, however, that in no event shall the delivery of the Shares be delayed pursuant to this provision beyond December 31 of the calendar year in which the Original Issuance Date occurs or, if and only if permitted in a manner that complies with Treasury Regulation Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulation Section 1.409A-1(d). Delivery of the shares pursuant to the provisions of this Section is intended to comply with the requirements for the short-term deferral exemption available under Treasury Regulations Section 1.409A-1(b)(4) and shall be construed and administered in such manner.

Please indicate whether or not you wish to participate in this stock sale arrangement described in Section 3(c) above, if available, by checking the appropriate box on the applicable Grant Notice.

4.

PAYMENT BY YOU. This Award was granted in consideration of your services for the Company. Except as otherwise provided in this Agreement, you will not be required to make any payment to the Company (other than your past and future services for the Company) with respect to your receipt of the Award, vesting of the RSUs, or the delivery of the shares of Common Stock underlying the RSUs.

5.

SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award, unless either (i) the shares of Common Stock are registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you shall not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.

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6.

RESTRICTIVE LEGENDS. The Common Stock issued under your Award shall be endorsed with appropriate legends, if any, determined by the Company.

7.

TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of the shares in respect of your Award, except as provided in Section 3(c) hereof. For example, you may not use shares that may be issued in respect of your RSUs as security for a loan, nor may you transfer, pledge, sell or otherwise dispose of such shares. This restriction on transfer will lapse upon delivery to you of shares in respect of your vested RSUs. Your Award is not transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Agreement.

8.

AWARD NOT A SERVICE CONTRACT. Your Award is not an employment or service contract, and nothing in your Award shall be deemed to create in any way whatsoever any obligation on the part of the Company or any Affiliate to continue such service. In addition, nothing in your Award shall obligate the Company or any Affiliate, their respective stockholders, boards of directors or employees to continue any relationship that you might have as a Director or Consultant of the Company or any Affiliate.

9.

UNSECURED OBLIGATION. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Units will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. Your Award is unfunded, and even as to any RSUs that vest, you shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Common Stock pursuant to this Agreement. You shall not have voting or any other rights as a stockholder of the Company with respect to the Common Stock acquired pursuant to this Agreement until such Common Stock is issued to you pursuant to Section 3 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company with respect to the Common Stock so issued. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

10.

PARACHUTE PAYMENTS.

(a)

If any payment or benefit you would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount. The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), that results in your receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order: reduction of cash payments; cancellation of accelerated vesting of RSUs. In the event that acceleration of vesting of RSU compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of your Award (i.e., earliest granted RSU cancelled last).

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(b)

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control may perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company may appoint a different recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon you and the Company, except as specified below.

(c)

If, notwithstanding any reduction described in this Section, the IRS determines that you are liable for the Excise Tax as a result of the receipt of the payment of benefits as described above, then you shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or in the event that you challenge the final IRS determination, a final judicial determination, a portion of the payment equal to the “Repayment Amount.” The Repayment Amount with respect to the payment of benefits shall be the smallest such amount, if any, as shall be required to be paid to the Company so that your net after-tax proceeds with respect to any payment of benefits (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on such payment) shall be maximized. The Repayment Amount with respect to the payment of benefits shall be zero if a Repayment Amount of more than zero would not result in your net after-tax proceeds with respect to the payment of such benefits being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, you shall pay the Excise Tax.

(d)

Notwithstanding any other provision of this Section, if (i) there is a reduction in the payment of benefits as described in this Section, (ii) the IRS later determines that you are liable for the Excise Tax, the payment of which would result in the maximization of your net after-tax proceeds (calculated as if your benefits had not previously been reduced), and (iii) you pay the Excise Tax, then the Company shall pay to you those benefits which were reduced pursuant to this section contemporaneously or as soon as administratively possible after you pay the Excise Tax so that your net after-tax proceeds with respect to the payment of benefits is maximized.

11.

NOTICES. Any notices required to be given or delivered to the Company under the terms of this Award shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to you shall be in writing and addressed to your address as on file with the Company at the time notice is given. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

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12.

HEADINGS. The headings of the Sections in this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement or to affect the meaning of this Agreement.

13.

AMENDMENT. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement. Notwithstanding the foregoing, this Agreement may be amended solely by the Company by a writing which specifically states that it is amending this Agreement, so long as a copy of such amendment is delivered to you, and provided that no such amendment adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Company reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary or advisable to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change shall be applicable only to rights relating to that portion of the Award that has not been delivered to you in Common Stock pursuant to Section 3.

14.

MISCELLANEOUS.

(a)

The rights and obligations of the Company under your Award shall be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.

(b)

You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.

(c)

You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.

(d)

This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e)

All obligations of the Company under the Plan and this Agreement shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

15.

GOVERNING PLAN DOCUMENTS. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your Award and those of the Plan, the provisions of the Plan shall control; provided, however, that Section 3 of this Agreement shall govern the timing of any distribution of Common Stock under your Award. The Company shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board and the Committee shall be final and binding upon you, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

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16.

CHOICE OF LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the law of the state of California without regard to such state’s conflicts of laws rules.

17.

SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.

SECTION 409A. Notwithstanding anything in the Plan or the Award Agreement to the contrary, if the vesting of the balance, or some lesser portion of the balance, of the Restricted Stock Units is accelerated in connection with the termination of Participant’s providing Continuous Service (provided that such termination constitutes a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a “specified employee” within the meaning of Section 409A at the time of such cessation of Participant’s providing Continuous Service and (y) the payment of Shares pursuant to such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if paid to Participant on or within the six (6) month period following the cessation of Participant’s providing Continuous Service, then the payment of such accelerated Restricted Stock Units will not be made until the date six (6) months and one (1) day following the date of termination of Participant’s providing Continuous Service, except in the event of Participant’s death following the cessation of Participant’s providing Continuous Service, in which case, the Restricted Stock Units will be paid in Shares to Participant’s estate as soon as practicable following his or her death. It is the intent of the Award Agreement that the Award Agreement and all payments and benefits hereunder be exempt from, or comply with, the requirements of Section 409A so that none of the Restricted Stock Units provided under the Award Agreement or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to be so exempt or so comply. Each payment payable under the Award Agreement is intended to constitute a separate payment for purposes of Section 409A including U.S. Treasury Regulation Section 1.409A-2(b)(2).

19.

NATURE OF GRANT. In accepting the grant, Participant acknowledges, understands and agrees that:

(a)

the Award of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future Awards of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

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(b)

all decisions with respect to future Awards of Restricted Stock Units or other awards, if any, will be at the sole discretion of the Company;

(c)

Participant is voluntarily participating in the Plan;

(d)

the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

(e)

the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation or salary for any purpose including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f)

the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(g)

unless otherwise provided in the Plan or by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by the Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(h)

the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose; and

(i)

no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant’s providing Continuous Service to the Company (for any reason whatsoever).

20.

NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

E-10

21.

DATA PRIVACY. Participant understands that the Company may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. Participant understands that Data may be transferred to a stock plan service provider as may be selected by the Company to assist the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that a recipient’s country of operations may have different data privacy laws and protections than Participant’s country of residence. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her status with the Company will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company might not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan.

22.

ELECTRONIC DELIVERY AND ACCEPTANCE. The Company may, in its sole discretion, decide to deliver any documents related to this Award of Restricted Stock Units or future Restricted Stock Units that may be awarded under the Plan, or other Awards mad or that may be made under the Plan, by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any online or electronic system established and maintained by the Company or a third party designated by the Company. By acceptance of the Restricted Stock Units, Participant agrees to participate in the Plan through any online or electronic system that the Company may establish and maintain or a third party designated by the Company and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses, financial reports of the Company, and all other documents that the Company may be required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Stock Units and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at the Company’s discretion. Participant acknowledges that Participant may receive from the Company a paper copy of any documents delivered electronically at no cost if Participant contacts the Company by telephone, through a postal service or electronic mail. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to the Company or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying the Company of such revised or revoked consent by telephone, postal service or electronic mail to the chief financial officer of the Company. Finally, Participant understands that Participant is not required to consent to electronic delivery.

E-11

23.

SERVICE AS A DIRECTOR. You agree that until this Award has vested, you consent to, are willing to, and agree to serve as a director of the Company, if nominated and if elected as a director at meetings of stockholders of the Company at which directors are elected or otherwise.

* * * * *

This Restricted Stock Unit Award Agreement shall be deemed to be signed by the Company and you upon the signing by you of the Restricted Stock Unit Grant Notice to which it is attached.

E-12

ADAMIS PHARMACEUTICALS CORPORATION 11682 El Camino Real, Suite 300 San Diego, CA 92130

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADAMIS PHARMACEUTICALS CORPORATION		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees
01) Dennis J. Carlo, Ph.D. 02) William C. Denby, III 03) David J. Marguglio 04) Robert B. Rothermel 05) Richard C. Williams
Vote on Proposals:							For	Against	Abstain
The Board of Directors recommends you vote FOR the following proposals:
2.	To approve amendments to our 2009 Equity Incentive Plan.						☐	☐	☐
3.	To approve a restricted stock unit award under the Plan to each of our non-employee directors.						☐	☐	☐
4.	To approve the compensation of our named executive officers.						☐	☐	☐
5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2016.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

ADAMIS PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

May 25, 2016; 1:00 p.m.

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dennis J. Carlo and David J. Marguglio, or either of them, as proxies, each with the power to appoints his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 1:00 p.m., PST on 5/25/2016, at 11682 El Camino Real, Suite 300, San Diego, California 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side